Exhibit 10.16

KR-504939

(OP.37423)

FOURTH ADDENDUM TO LEASE

CHICLAYO FINANCIAL

ENTERED INTO BY, ON THE ONE HAND,

SCOTIABANK PERU S.A.A., AND, ON THE OTHER

HAND, ONCOSALUD S.A.C., WITH THE

INTERVENTION OF GSP TRUJILLO S.A.C.

[signature]

Digitally signed document. See authenticity at https://iofesign.eom/#/verificar Code 699849023esn

This notarial certificate is issued in accordance with the provisions of Articles 24 and 28 of Legislative Decree No. 1049 - Legislative Decree of Notaries, in accordance with the regulations of the law on digital signatures and certificates and its regulations approved by Supreme Decree No. 052-2008-PCM.

This notarized document in digital format contains the copy of the Public Deed, the verification of which is available through the QR code of the verification link provided.

[logo:] NOTARY PAINO 04/26/2022 6:33 p.m. Digitally Certified Document JOSÉ ALFREDO PAINO SCARPATI

NUMBER: SIX THOUSAND ONE HUNDRED FORTY-THREE

MINUTES: SIX THOUSAND FORTY-SIX

KR-504939

(OP.37423)

FOURTH ADDENDUM TO LEASE

CHICLAYO FINANCIAL

ENTERED INTO BY, ON THE ONE HAND, SCOTIABANK PERU S.A.A.,

AND, ON THE OTHER HAND, ONCOSALUD S.A.C., WITH THE

INTERVENTION OF GSP TRUJILLO S.A.C.

************************************************************************************

INTRODUCTION:

IN THE CITY OF LIMA ON THE NINETEEN (19) DAY OF THE MONTH OF APRIL OF THE YEAR TWO THOUSAND TWENTY-TWO (2022), BEFORE MY ALFREDO PAINO SCARPATI, NOTARY OF LIMA, THEY APPEAR:

MR. ANTONIONI PAOLO MONTANI BOLAÑOS, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 41095396.

MR GIANCARLO EDUARDO CARREÑO RUIZ, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: DIVORCED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 40208310. WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT (Superintendencia Nacional de Aduanas y de Administración Tributaria [National Superintendency of Customs and Tax Administration]) SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140, WITH ADDRESS AT AVE. DIONISIO DERTEANO NUMBER 102, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN RECORD NUMBER 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. PEDRO CASTILLO PAREDES, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 40299734. WHO IN THIS ACT DECLARES TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT WITH UNIQUE TAXPAYER REGISTRATION NUMBER: 20101039910, REGISTERED IN ELECTRONIC ENTRY NUMBER 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, WITH ADDRESS AT AVENUE REPUBLICA DE PANAMA NUMBER 3461, PISO 14, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA; AND WHO CLAIMS TO BE DULY EMPOWERED ACCORDING TO THE INSERTED PROOF.

LIKEWISE, IN THIS ACT HE DECLARES TO PROCEED ON BEHALF AND IN REPRESENTATION OF GSP TRUJILLO S.A.C., WITH RESPECT TO WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NO. 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT THE DECLARATION OF THE FINAL BENEFICIARY WAS SUBMITTED, WITH UNIQUE TAXPAYER REGISTRATION NUMBER: 20546292658, REGISTERED IN ITEM NUMBER 12762799 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, WITH ADDRESS AT AVENUE REPUBLICA DE PANAMA NUMBER 3461, PISO 14, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO CLAIMS TO BE DULY EMPOWERED ACCORDING TO THE INSERTED PROOF.

Digitally signed document.		[signature]
See authenticity at https://iofesign.eom/#/verificar Code 699849023esn	[1.5.1.1.4.1.2] [EEP Fourth Addendum.pdf] [Page 2 of 45]

I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES WHO COME WITH THE CAPACITY, FREEDOM AND SUFFICIENT KNOWLEDGE OF THE ACT THEY ARE CARRYING OUT AND THAT THEY ARE SKILLED IN THE SPANISH LANGUAGE; AND, HAVING USED THE FINGERPRINT BIOMETRIC COMPARISON MECHANISM AND THE RENIEC (Registro Nacional de Identificación y Estado Civil [National Registry of Identification and Civil Status]) ONLINE QUERY, COMPLYING WITH THE PROVISIONS OF PARAGRAPH D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY ACT, AMENDED BY LEGISLATIVE DECREES NO. 1350 AND NO. 1232 RESPECTIVELY, FORMALIZING THE MINUTES IN A PUBLIC DEED THAT IS SIGNED AND AUTHORIZED AND THE SAME THAT IS FILE IN ITS RESPECTIVE FILE, AND READS AS FOLLOWS:

MINUTES: NOTARY PUBLIC:

PLEASE ISSUE IN YOUR REGISTER OF PUBLIC DEEDS, THE ONE WITH THE FOURTH ADDENDUM TO THE CHICLAYO FINANCIAL LEASE AGREEMENT (HEREINAFTER, THE “FOURTH ADDENDUM”) CELEBRATED BY SCOTIABANK PERU S.A.A. WITH TIN NO. 20100043140, DULY REPRESENTED BY ANTONIONI PAOLO MONTANI BOLAÑOS, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 41095396 AND GIANCARLO EDUARDO CARREÑO RUIZ, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 40208310, ACCORDING TO POWERS OF ATTORNEY THAT ARE REGISTERED IN ITEM NO. 11008578 OF THE COMPANY BOOK OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS “THE LESSOR”; AND, ON THE OTHER HAND, ONCOSALUD S.A.C. WITH TIN NO. 20101039910, DULY REPRESENTED BY PEDRO CASTILLO PAREDES, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 40299734, ACCORDING TO THE POWERS GRANTED BY A GENERAL MEETING OF SHAREHOLDERS DATED MARCH 28 (TWENTY-EIGHT), 2022 (TWO THOUSAND TWENTY-TWO), THAT YOU, THE NOTARY PUBLIC, WILL INSERT IN THE PUBLIC DEED OF THESE MINUTES, HEREINAFTER REFERRED TO AS “THE LESSEE”, IN THE FOLLOWING TERMS AND CONDITIONS:

HEREINAFTER, THE LESSOR AND THE LESSEE WILL BE JOINTLY REFERRED TO AS THE “PARTIES”.

GSP TRUJILLO S.A.C. INTERVENES IN THIS DOCUMENT WITH TIN NO. 20546292658, DULY REPRESENTED BY PEDRO CASTILLO PAREDES, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 40299734, ACCORDING TO POWERS GRANTED BY GENERAL MEETING OF SHAREHOLDERS DATED MARCH 28 (TWENTY-EIGHT), 2022 (TWO THOUSAND TWENTY-TWO) THAT YOU SENIOR NOTARY WILL INSERT IN THE PUBLIC DEED, WHICH YOU, THE NOTARY PUBLIC, WILL INSERT IN THE PUBLIC DEED OF THESE MINUTES, WHICH HEREINAFTER WILL BE REFERRED TO AS “THE SUBSTITUTE LESSEE”.

THIS ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS BELOW:

FIRST :

BACKGROUND

1.1 THROUGH AGREEMENT DATED FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), ISSUED IN PUBLIC DEED ON THE SAME DATE, BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, THE PARTIES ENTERED INTO FINANCIAL LEASE AGREEMENT NO. 0000037423 (THE “FINANCIAL LEASE AGREEMENT”).

1.2 BY ADDENDUM OF FEBRUARY 12 (TWELVE), 2020 (TWO THOUSAND TWENTY), ISSUED IN PUBLIC DEED ON THE SAME DATE, THE PARTIES ENTERED INTO THE FIRST ADDENDUM TO THE FINANCIAL LEASE AGREEMENT BY WHICH AN ADDITIONAL DEFAULT EVENT WAS INCLUDED.

1.3 BY ADDENDUM OF MARCH 30 (THIRTY), 2021 (TWO THOUSAND TWENTY-ONE), NOTARIZED ON AUGUST 13 (THIRTEEN), 2021 (TWO THOUSAND TWENTY-ONE), BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, THE PARTIES ENTERED INTO THE SECOND ADDENDUM TO THE FINANCIAL LEASE AGREEMENT WHEREBY THE TERMS OF THE FINANCIAL OBLIGATIONS OF THE LESSEE WERE AMENDED.

1.4 BY MEANS OF AN ADDENDUM DATED JUNE 30 (THIRTY), 2021 (TWO THOUSAND TWENTY-ONE), ISSUED IN A PUBLIC DEED ON AUGUST 13 (THIRTEEN), 2021 (TWO THOUSAND TWENTY-ONE) BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, THE PARTIES ENTERED INTO THE THIRD ADDENDUM TO THE FINANCIAL LEASE AGREEMENT BY MEANS OF WHICH CERTAIN TERMS AND CONDITIONS INCLUDED IN THE ISSUANCE AGREEMENT SIGNED BY AUNA S.A.A., DIRECT CONTROLLING SHAREHOLDER OF THE LESSEE, WHO PARTICIPATES AS GUARANTOR IN SAID ISSUANCE AGREEMENT.

1.5 IT IS THE INTENTION OF THE PARTIES TO SIGN THIS FOURTH ADDENDUM IN ORDER TO AMEND CERTAIN TERMS AND CONDITIONS OF THE FINANCIAL LEASE AGREEMENT WITH THE PURPOSE, AMONG OTHERS, OF INCREASING THE AMOUNT OF THE CAPITAL FINANCED.

Digitally signed document.		[signature]
See authenticity at https://iofesign.eom/#/verificar Code 699849023esn	[1.5.1.1.4.1.2] [EEP Fourth Addendum.pdf] [Page 3 of 45]

SECOND

OBJECT OF THE FOURTH ADDENDUM

2.1. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO AMEND NUMERALS 1.3, 1.5, 1.7, 1.8, 1.10, 1.12, 1.13, 1.22, 1.26, 1.28, 1.39, 1.43, 1.44, 1.46, 1.47, 1.57 OF THE FIRST CLAUSE OF THE FINANCIAL LEASE AGREEMENT, WHICH WILL BE WORDED AS FOLLOWS:

“1.3. AUNA: REFERS TO AUNA S.A.A., PARENT COMPANY THAT CONSOLIDATES ALL OPERATIONS OF THE AUNA GROUP.

“1.5 CHANGE OF CONTROL: MEANS ANY EVENT OR SERIES OF EVENTS THROUGH WHICH: (A) ENFOCA SAFI CEASES TO EXERCISE, FOR ANY REASON, DIRECTLY OR INDIRECTLY, EFFECTIVE CONTROL OVER AUNA; OR (B) AUNA CEASES TO CONTROL, FOR ANY REASON, DIRECTLY OR INDIRECTLY, 51% (FIFTY-ONE PERCENT) OF THE VOTING RIGHTS AT THE GENERAL MEETING OF SHAREHOLDERS OF ONCOSALUD S.A.C. OR OF THE LESSEE.”

“1.7 CLINICAL: ARE THE CIVIL WORKS THAT WILL BE BUILT WITHIN THE FRAMEWORK OF THE WORK FINANCED BY THIS FINANCIAL LEASE AGREEMENT IN ORDER TO BE ABLE TO OPERATE AS A FACILITY DEDICATED TO THE PROVISION OF GENERAL HEALTH SERVICES.

“1.8 STRUCTURING COMMISSION: IS THE COMMISSION THAT THE LESSEE PAID TO THE LESSOR ON THE CLOSING DATE, EQUIVALENT TO S/ 700,000.00 (SEVEN HUNDRED THOUSAND AND 00/100 SOLES).

“1.10 FINANCIAL LEASE AGREEMENT: IS THIS AGREEMENT AND ITS RESPECTIVE ANNEXES SIGNED BETWEEN THE LESSOR AND THE LESSEE, AS WELL AS ITS SUBSEQUENT EXTENSIONS OR AMENDMENTS”

“1.12 ASSIGNMENT OF RIGHTS AGREEMENT: IT IS THE AGREEMENT FOR THE TRANSFER OF RIGHTS SIGNED BETWEEN THE LESSOR AND THE LESSEE ON THE SAME DATE ON WHICH THIS FINANCIAL LEASE AGREEMENT IS SIGNED, TO WHICH THE SUBSTITUTE LESSEE ACCEDED BY MEANS OF A COMPREHENSIVE AMENDMENT OF APRIL 4 (FOUR), 2022 (TWO THOUSAND TWENTY-TWO), THROUGH WHICH THE LESSEE AND THE SUBSTITUTE LESSEE ASSIGN IN FAVOR OF THE LESSOR THIRTY PERCENT (30%) OF THE COLLECTION RIGHTS, IN ORDER TO GUARANTEE THE FAITHFUL AND DUE COMPLIANCE OF THE OBLIGATIONS ASSUMED BY THE LESSEE UNDER THE FINANCING DOCUMENTS. LIKEWISE, THE LESSEE, THROUGH SAID TRANSFER OF RIGHTS, UNDERTAKES TO COMPLY WITH A MINIMUM DEBT COVERAGE INDEX OF 1.00X IN 2022 (TWO THOUSAND TWENTY-TWO) AND 1.20X IN 2023 (TWO THOUSAND TWENTY-THREE) HEREINAFTER, ACCORDING TO THE PROVISIONS OF THE TRANSFER OF RIGHTS AGREEMENT.”

“1.13 MORTGAGE AGREEMENT: IS THE MORTGAGE AGREEMENT SIGNED BETWEEN THE LESSOR AND THE LESSEE ON FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY, AND RECORDED IN A PUBLIC DEED ON THE SAME DATE BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, BY MEANS OF WHICH THE LESSEE GRANTS FIRST AND PREFERENTIAL MORTGAGE GUARANTEE ON, AMONG OTHERS, THE LAND, IN FAVOR OF THE LESSOR, IN ORDER TO GUARANTEE THE FAITHFUL AND DUE COMPLIANCE OF THE OBLIGATIONS ASSUMED BY THE LESSEE UNDER THE FINANCIAL LEASE AGREEMENT, AS SAID AGREEMENT HAS BEEN AMENDED AND MAY BE AMENDED IN THE FUTURE.

“1.22 PAYMENT SCHEDULE: THE SCHEDULE WHICH DETAILS THE AMOUNT OF EACH OF THE PAYMENTS, AS WELL AS THE BALLOON FEE, WHICH MUST BE PAID BY THE LESSEE ON EACH PAYMENT DATE AND WHICH IS INCLUDED AS ANNEX II-A OF THIS FINANCIAL LEASE AGREEMENT. THE PAYMENT SCHEDULE INCLUDED AS ANNEX II-A IS REFERENTIAL, SINCE IT HAS BEEN PREPARED CONSIDERING THE TOTAL DISBURSEMENT OF THE AMOUNT OF FINANCED CAPITAL, AND MAY BE AMENDED BY THE LESSOR ON THE DATE OF ACTIVATION. IN THE EVENT THAT THE DATE OF ACTIVATION OCCURS BEFORE THE EXPIRATION OF THE GRACE PERIOD, THE PAYMENT SCHEDULE MUST REFLECT SAID GRACE PERIOD.”

“1.26 DISBURSEMENT: IT IS ANY AMOUNT ACTUALLY PAID BY THE LESSOR IN FAVOR OF THE LESSEE, INCLUDING ANY PAYMENT RELATED TO THE CONSTRUCTION OF THE WORK, IN EXECUTION OF THIS FINANCIAL LEASE AGREEMENT. THE TOTAL SUM OF THE DISBURSEMENTS MAY IN NO EVENT BE GREATER THAN THE AMOUNT OF THE FINANCED CAPITAL. THIS DEFINITION WILL INCLUDE THE DISBURSEMENTS MADE FOR EXTENDING THE AMOUNT OF CAPITAL FINANCED (HEREINAFTER DISBURSEMENTS - EXTENSION”

“1.28 FINANCING DOCUMENTS: THEY ARE, JOINTLY (I) THE FINANCIAL LEASE AGREEMENT, (II) THE MORTGAGE AGREEMENT; (III) THE RIGHTS ASSIGNMENT AGREEMENT; AND, (IV) THE SURFACE AGREEMENT.”

“1.39 INTEREST: IS THE COMPENSATORY AND DEFAULT INTEREST, COMMISSIONS, EXPENSES, AND ANY SUM OR EXPENDITURE IN ADDITION TO THE AMOUNT OF THE FINANCED CAPITAL INCLUDED IN THE FINANCE LEASE PAYMENTS.”

“1.43 AMOUNT OF THE CAPITAL FINANCED: IS THE APPROVED AMOUNT OF FINANCING UNDER THIS FINANCIAL LEASE AGREEMENT OF UP TO S/ 77,000,000.00 (SEVENTY-SEVEN MILLION AND 00/100 SOLES). THE AMOUNT OF THE CAPITAL FINANCED WILL BE EFFECTIVELY DETERMINED ON THE DATE OF ACTIVATION, BASED ON THE VALUE OF THE WORK.”

Digitally signed document.		[signature]
See authenticity at https://iofesign.eom/#/verificar Code 699849023esn	[1.5.1.1.4.1.2] [EEP Fourth Addendum.pdf] [Page 4 of 45]

“1.46 AVAILABILITY PERIOD: IS THE TERM DURING WHICH THE LESSEE MAY REQUEST DISBURSEMENTS FROM THE LESSOR, WHICH WILL BE TWENTY-THREE (23) MONTHS FROM THE CLOSING DATE. IN THE EVENT THAT THE AVAILABILITY PERIOD IS EXTENDED BY THE LESSOR, THE GRACE PERIOD WILL BE REDUCED PROPORTIONALLY.”

“1.47 GRACE PERIOD: IS THE TERM DURING WHICH THE LESSEE MUST NOT MAKE CAPITAL PAYMENTS, WHICH WILL BE ONE (1) MONTH FROM THE EXPIRATION OF THE AVAILABILITY PERIOD. THE AVAILABILITY PERIOD AND THE GRACE PERIOD MAY NOT JOINTLY EXCEED THE TERM OF TWENTY-FOUR (24) MONTHS FROM THE CLOSING DATE.”

“1.57 LAND: IT IS THE LAND THAT IS PART OF THE PROPERTY LOCATED ON THE CORNER OF MARISCAL NIETO AVENUE NO. 480, CAMPODONICO URBANIZATION, DISTRICT AND PROVINCE OF CHICLAYO; DEPARTMENT OF LAMBAYEQUE, WHICH IS REGISTERED IN ELECTRONIC ENTRY NO. 11350972 OF THE REAL PROPERTY REGISTRY OF THE REGISTRATION AREA NO. CHICLAYO HEADQUARTERS—CHICLAYO REGISTRY OFFICE, OWNED BY THE LESSEE. THE AREA OF THE LAND IS 4,608.73 M2 (FOUR THOUSAND SIX HUNDRED EIGHT POINT SEVENTY-THREE SQUARE METERS) AND ITS BOUNDARIES, PERIMETER MEASUREMENTS, AND COORDINATES ARE DESCRIBED IN ANNEX 1 OF THE FOURTH ADDENDUM. THE WORK IS FOUND ON THE LAND AREA.”

2.2. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO REMOVE SECTIONS 1.11, 1.14, 1.15, 1.21, 1.32, 1.33 AND 1.40 OF THE FIRST CLAUSE OF THE FINANCIAL LEASE AGREEMENT.

2.3. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE THAT ALL REFERENCES TO THE TERMS “PARKING MORTGAGE AGREEMENT”, “LAND MORTGAGE AGREEMENT” AND “MORTGAGE AGREEMENTS” IN THE FINANCIAL LEASE AGREEMENT SHALL BE UNDERSTOOD AS A REFERENCE TO THE TERM “MORTGAGE AGREEMENT” REFERRED TO IN CLAUSE 2.1 OF THIS FOURTH ADDENDUM.

2.4. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO AMEND SECTION 4.6 OF THE FOURTH CLAUSE OF THE FINANCIAL LEASE AGREEMENT, WHICH WILL BE WRITTEN AS FOLLOWS:

“4.6 ALSO, THE LESSEE IRREVOCABLY UNDERTAKES, IN CONJUNCTION WITH THE BUILDER, TO CARRY OUT ALL THE RELEVANT PROCEDURES FOR THE PURPOSE OF DELIVERING TO THE LESSOR, AT THE COMPLETION OF THE EXECUTION OF THE WORK REFERRED TO IN THE FINANCIAL LEASE AGREEMENT RADIOTHERAPY CENTER (AS SAID TERM IS DEFINED IN SECTION 19.6), THE PUBLIC DEED OF THE PLANNING NOTICE OF THE WORK ISSUED IN THE NAME OF THE LESSOR, WITHIN A PERIOD OF ONE HUNDRED EIGHTY (180) CALENDAR DAYS FROM THE ISSUANCE OF THE CERTIFICATE OF COMPLETION OF THE WORK REFERRED TO IN THE FINANCIAL LEASE AGREEMENT RADIOTHERAPY CENTER, ON BEHALF OF THE LESSOR, AND THE RESPECTIVE PROOF OF REGISTRATION OF THE PLANNING NOTICE IN THE PROPERTY REGISTRY (BEFORE THE REAL PROPERTY), WITHIN NINETY (90) CALENDAR DAYS OF OBTAINING THE PRODUCTION DECLARATION. SAID PERIODS MAY BE EXTENDED BY ADDITIONAL SIMILAR PERIODS IN THE EVENT THE COMPETENT AUTHORITIES HAVE SUBMITTED COMMENTS THAT ARE IN THE PROCESS OF BEING CORRECTED, PRIOR APPROVAL OF THE LESSOR, WHICH MAY NOT BE UNJUSTIFIABLY DENIED AND PROVIDED THAT THE LESSEE HAS MADE ITS BEST EFFORTS AND NO THERE IS A CAUSE ATTRIBUTABLE TO THE LESSEE REGARDING THE DELAY IN OBTAINING THE PLANNING NOTICE.”

2.5. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE THAT SECTION 13.1 OF THE FINANCIAL LEASE AGREEMENT WILL BE WRITTEN AS FOLLOWS FOR THE PURPOSES OF DISBURSEMENTS:

“13.1 CONDITIONS PRECEDENT TO ALL DISBURSEMENTS:

CONDITIONS PRECEDENT TO ALL DISBURSEMENTS ARE THE FOLLOWING:

(I) NON-EXISTENCE OF ANY DEFAULT EVENT.-THAT NO DEFAULT EVENT HAS OCCURRED.

(II) DISBURSEMENT REQUEST.-THE LESSEE SENDS THE DISBURSEMENT REQUEST NO LESS THAN FIVE (5) BUSINESS DAYS PRIOR TO THE PROPOSED DISBURSEMENT DATE AND THE PROPOSED DISBURSEMENT DATE IS WITHIN THE AVAILABILITY PERIOD.

(III) COMPLIANCE WITH OBLIGATIONS.-THE LESSEE IS IN COMPLIANCE WITH ALL ITS OBLIGATIONS UNDER THE FINANCING DOCUMENTS AND THAT THE FINANCING DOCUMENTS REMAIN IN FORCE AND ARE VALID.

(IV) THE VALIDITY OF STATEMENTS AND ASSERTIONS.-THE STATEMENTS AND ASSERTIONS GIVEN BY THE LESSEE IN THIS LEASE AGREEMENT REMAIN IN FORCE AND ARE TRUE, FOR WHICH IT WILL SUBMIT, ATTACHED TO THE DISBURSEMENT REQUEST, AN AFFIDAVIT SIGNED BY THE LESSEE’S GENERAL MANAGER IN ACCORDANCE WITH THE MODEL ESTABLISHED IN ANNEX IV. THE SWORN STATEMENT MUST INCLUDE THE CALCULATION THAT PROVES COMPLIANCE WITH THE FINANCIAL SAFEGUARDS ESTABLISHED IN CLAUSE 23.3 OF THIS DOCUMENT.

Digitally signed document.		[signature]
See authenticity at https://iofesign.eom/#/verificar Code 699849023esn	[1.5.1.1.4.1.2] [EEP Fourth Addendum.pdf] [Page 5 of 45]

(V) PERMITS, AUTHORIZATIONS, AND LICENSES.-THE PERMITS, AUTHORIZATIONS, AND LICENSES REQUIRED FOR THE CONSTRUCTION AND/OR EXPANSION OF THE WORK LISTED IN ANNEX VII REMAIN IN FORCE, ACCORDING TO THE STAGE AT WHICH THE WORK IS FOUND ON THE DATE THE DISBURSEMENT IS REQUESTED.

(VI) FINANCING DOCUMENTS.-THE LESSEE HAS SIGNED ALL AMENDMENTS TO THE FINANCING DOCUMENTS TO THE SATISFACTION OF THE LESSOR.

(VII) INSURANCE.-THE INSURANCE POLICIES REMAIN IN FORCE, AS APPLICABLE.

(VIII) WORK PROGRESS.-THE LESSOR HAS RECEIVED THE LAST WORK PROGRESS REPORT ISSUED BY THE WORK SUPERVISOR.

(IX) PAYMENT OF EXPENSES AND COMMISSIONS.-THE LESSEE HAS PAID OR REIMBURSED ANY EXPENSE OR COMMISSION THAT MAY BE PENDING WITH THE LESSOR, ASSOCIATED WITH THIS TRANSACTION, INCLUDING LEGAL FEES WHERE APPLICABLE.

2.6. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO INCORPORATE A NEW SECTION 19.6 IN CLAUSE NINETEEN OF THE FINANCIAL LEASE AGREEMENT, ACCORDING TO THE FOLLOWING:

“19.6 NOTWITHSTANDING THE ABOVE, IF THERE IS ANY IMPEDIMENT TO EXERCISING THE PURCHASE OPTION FOR IT CAN TAKE FULL EFFECT, THE PARTIES AGREE THAT SAID IMPEDIMENT SHALL NOT CONSTITUTE A WAIVER BY THE LESSEE TO EXERCISE THE PURCHASE OPTION. IN SAID CASE, THE PARTIES AGREE THAT THE LESSEE WILL EXERCISE THE PURCHASE OPTION JOINTLY WITH THE EXERCISE OF THE LESSEE’S PURCHASE OPTION UNDER THE FINANCIAL LEASE AGREEMENT TO BE SIGNED BETWEEN THE LESSOR AND THE LESSEE WHOSE OBJECT IS THE LEASING OF A RADIOTHERAPY CENTER TO BE BUILT ON THE LAND DETAILED IN SAID AGREEMENT (THE “RADIOTHERAPY CENTER FINANCIAL LEASE AGREEMENT”), SO THAT THE LESSEE ACQUIRES OWNERSHIP OF THE LAND AND THE DEFINED “LAND” IN THE FINANCIAL LEASING AGREEMENT OF THE RADIOTHERAPY CENTER JOINTLY.”

2.7. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO INCORPORATE THE FOLLOWING ADDITIONAL CLAUSES INTO THE FINANCIAL LEASE AGREEMENT:

“FIRST ADDITIONAL CLAUSE.-SUBSTITUTE LEASE.

THE LESSEE AND THE SUBSTITUTE LESSEE AGREE THAT, IF THE LESSEE INCURS A CAUSE FOR TERMINATION OF THIS FINANCIAL LEASE AGREEMENT DURING THE TERM THEREOF, FOR ANY REASON, AND IF THE LESSOR DEEMS IT APPROPRIATE, THEN THE LESSOR, INSTEAD OF TERMINATING THE FINANCE LEASE, MAY CHOOSE TO SUBSTITUTE THE LESSEE IN THE AGREEMENT WITH A SUBSTITUTE LESSEE, IN ACCORDANCE WITH ARTICLES 1435 ET SEQ. OF THE CIVIL CODE; IN THIS CASE, THE LESSOR MUST NOTIFY THE LESSEE AND THE SUBSTITUTE LESSEE IN WRITING OF ITS DECISION AND THE MOMENT FROM WHICH THE SUBSTITUTE LESSEE AUTOMATICALLY AND FULLY TAKES OVER THE RIGHTS AND OBLIGATIONS OF THE LESSEE UNDER THIS FINANCIAL LEASE AGREEMENT, ACCRUED AND/OR TO BE ACCRUED.

AFTER THE SUBSTITUTION HAS OCCURRED, THE SUBSTITUTE LESSEE MUST IMMEDIATELY PROCEED TO CORRECT OF THE CAUSE OF TERMINATION PREVIOUSLY INCURRED BY THE LESSEE WITHIN A TERM INDICATED BY THE LESSOR IN THE SUBSTITUTION REQUIREMENT. IN THE EVENT THAT THE SUBSTITUTE LESSEE FAILS TO REMEDY THE CAUSE FOR TERMINATION INCURRED BY THE LESSEE IN THE FINANCIAL LEASE AGREEMENT WITHIN THE INDICATED TERM, THE LESSOR IS ENTITLED TO SUE THE SUBSTITUTE LESSEE AND THE LESSEE FOR THE TERMINATION OF THE AGREEMENT.

THE CORRECTION OF THE CAUSE INCURRED DOES NOT EXHAUST THE RIGHT OF THE LESSOR TO EXERCISE ANY RIGHT AND/OR REMEDY AGAINST THE SUBSTITUTE LESSEE FOR ANY OTHER DEFAULT OR CAUSE OF TERMINATION INCURRED SUBSEQUENTLY. THE POWERS TO TERMINATE MAY BE EXERCISED BY THE LESSOR IN THE EVENT THAT THE SUBSTITUTE LESSEE INCURS A NEW CAUSE FOR TERMINATION.

THIS SUBSTITUTION WILL BE MADE WITHOUT MORE FORMALITIES, REQUIREMENTS, OR CONDITIONS THAN A REQUEST BY THE LESSOR TO THE SUBSTITUTE LESSEE BY MEANS OF THE COMMUNICATION INDICATED ABOVE, WITHOUT NEEDING TO DELIVER THE ASSET NOR SIGNING ANY ADDITIONAL DOCUMENT, FOR THE ASSIGNMENT TO TAKE EFFECT.

UPON THE ASSIGNMENT OF THE AGREEMENT IN FAVOR OF THE SUBSTITUTE LESSEE, THE LESSEE WILL BE REMOVED FROM THE AGREEMENT RELATIONSHIP WITH THE LESSOR, WITHOUT THE LESSEE HAVING ANY RIGHT AGAINST THE LESSOR OR THE SUBSTITUTE LESSEE AS A RESULT OF THE ASSIGNMENT OF THE AGREEMENT. HOWEVER, THE LESSOR WILL BE ENTITLED TO SUE THE LESSEE AND THE SUBSTITUTE LESSEE IN THE EVENT THAT THE FINANCIAL LEASE AGREEMENT IS TERMINATED BECAUSE THE SUBSTITUTE LESSEE SUBSEQUENTLY INCURS A NEW CAUSE OF TERMINATION.

THE TRANSFER OF THE AFOREMENTIONED AGREEMENT WILL BE UNPAID AND FREE OF ANY PAYMENT BY THE SUBSTITUTE LESSEE. IN ANY CASE, THE LESSEE AND THE SUBSTITUTE LESSEE UNDERTAKE TO ASSUME ANY CHARGE, TAX, OR IMPOSITION THAT SAID ASSIGNMENT OF THE AGREEMENT ENCUMBERS AND TO HOLD THE LESSOR HARMLESS FROM ANY CHARGE, DEBT, SANCTION, OR IMPOSITION THAT ANY AUTHORITY DEMANDS OR CLAIMS FROM THE LESSOR AS A RESULT OF SAID ASSIGNMENT OF AGREEMENT.

Digitally signed document.		[signature]
See authenticity at https://iofesign.eom/#/verificar Code 699849023esn	[1.5.1.1.4.1.2] [EEP Fourth Addendum.pdf] [Page 6 of 45]

NOTWITHSTANDING THE PROVISIONS OF THE FOURTH PARAGRAPH OF THIS CLAUSE, IF THE LESSOR DEEMS IT APPROPRIATE, A DOCUMENT WILL BE SIGNED THAT INCLUDES THE TRANSFER OF THE AGREEMENT CARRIED OUT, WHICH IS THE SAME THAT THE SUBSTITUTE LESSEE WILL BE OBLIGED TO SIGN.

THE LESSEE DECLARES ITS IRREVOCABLE CONSENT TO THE TRANSFER OF THE AGREEMENT THAT OCCURS IN ACCORDANCE WITH THIS CLAUSE.

LIKEWISE, THE SUBSTITUTE LESSEE EXPRESSLY DECLARES ITS IRREVOCABLE CONSENT TO THE TRANSFER OF THE AGREEMENT IN ITS FAVOR IN ACCORDANCE WITH THE TERMS STIPULATED IN THIS CLAUSE.

IN THE EVENT OF THE AFOREMENTIONED SUBSTITUTION, THE SUBSTITUTE LESSEE WILL ALSO ASSUME THE OBLIGATION OF CUSTODY AND CARE OF THE WORK AND THE LAND FROM THE LESSOR, WITH SAID ASSIGNEE TAKING ON THE OBLIGATION TO DEMAND IT FROM THE LESSEE.”

“SECOND ADDITIONAL CLAUSE-OF THE SUB-LEASE

WITHOUT PREJUDICE TO THE PROVISIONS OF THE OTHER CLAUSES OF THIS FINANCIAL LEASE AGREEMENT, THE LESSOR HEREBY AUTHORIZES THE LESSEE TO SUBLEASE THE WORK THAT IS THE SUBJECT OF THIS AGREEMENT TO GSP TRUJILLO S.A.C. WITH TIN NO. 20546292658.

IT IS UNDERSTOOD THAT THE CIRCUMSTANCE THAT THE LESSEE SUBLEASES THE WORK WILL NOT EXEMPT IT FROM COMPLYING WITH EACH AND EVERY ONE OF THE OBLIGATIONS AND CHARGES IT ASSUMES UNDER THIS FINANCIAL LEASE AGREEMENT, NOR WILL IT AT ALL MITIGATE ITS LIABILITY FOR ANY POSSIBLE DEFAULT OR DEFECTIVE FULFILLMENT OF SAID OBLIGATIONS, EVEN IF THEY MAY BE ATTRIBUTABLE TO THE SUBLESSEES OR THIRD PARTIES. IN THIS SENSE, THE LESSEE FULLY ASSUMES RESPONSIBILITY FOR THE SUBLESSEES’ ACTS, AND EVEN THOSE ACTS THAT WITHOUT FAULT OR WILLFUL MISCONDUCT OF THE LESSEE OR THE SUBLESSEES, COULD AFFECT THE RIGHTS OF THE LESSOR OR CAUSE DAMAGE OR HARM TO IT.

CONSEQUENTLY, IT IS UNDERSTOOD THAT ANY POSSIBLE DEFAULT OF THE OBLIGATIONS THAT THE LESSEE ASSUMES BY THIS FINANCIAL LEASE AGREEMENT REGARDLESS OF THE CAUSE AND THE EXISTENCE OF LIABILITY OR NON-RESPONSIBILITY OF THE LESSEE OR OF THE SUBLESSEES WILL ALLOW THE LESSOR TO EXERCISE THE ACTIONS IN PROTECTION OF ITS RIGHTS UNDER THE FINANCIAL LEASE AGREEMENT, LEGISLATIVE DECREE NO. 299 AND ITS REGULATIONS, AMONG WHICH IS THE DELIVERY OF THE WORK TO THE LESSOR IN THE EVENT OF TERMINATION OF THE FINANCIAL LEASE AGREEMENT.”

2.8. BY SIGNING THIS FOURTH ADDENDUM, THE PARTIES AGREE TO AMEND ANNEX VI (DESCRIPTIVE REPORT) OF THE FINANCIAL LEASE AGREEMENT IN ORDER TO REPLACE IT WITH THE DESCRIPTIVE REPORT INCLUDED IN ANNEX 2 OF THIS FOURTH ADDENDUM.

THIRD.

OBLIGATION OF THE LESSEE

THE LESSEE SHALL ENSURE THAT THE SURFACE RIGHT CONSTITUTED UNDER THE SURFACE AGREEMENT IS REGISTERED IN ELECTRONIC ENTRY NO. 11350972 WITHIN FIFTEEN (15) WORKING DAYS FROM THE SIGNING OF THIS FOURTH ADDENDUM. SAID TERM MAY BE RENEWED IN THE EVENT OF REGISTRATION COMMENTS THAT ARE IN THE PROCESS OF BEING CORRECTED.

FOURTH:

STATEMENTS AND ASSERTIONS

BY SIGNING THIS FOURTH ADDENDUM, THE LESSEE DECLARES AND RATIFIES THE STATEMENTS GRANTED IN CLAUSE TWENTY-TWO OF THE FINANCIAL LEASE AGREEMENT.

FIFTH:

VALIDITY OF THE OTHER CLAUSULAS

THE PARTIES EXPRESSLY STATE THAT, EXCEPT FOR THE AMENDMENTS MADE UNDER THIS FOURTH ADDENDUM, ALL THE OTHER CLAUSES OF THE FINANCIAL LEASE AGREEMENT REMAIN IN FULL FORCE.

THE TERMS WHOSE FIRST LETTER IS A CAPITAL LETTER AND THAT ARE NOT DEFINED IN THIS FOURTH ADDENDUM WILL HAVE THE MEANING ATTRIBUTED TO THEM IN THE FINANCIAL LEASE AGREEMENT.

NOTARY PUBLIC PLEASE ADD THE CLAUSES OF THE LAW.

IN WITNESS WHEREOF, THE PARTIES SIGN THIS DOCUMENT IN THE CITY OF LIMA, PERU, ON APRIL 4 (FOUR), 2022 (TWO THOUSAND TWENTY-TWO),.

BELOW FOUR ILLEGIBLE SIGNATURES

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THESE MINUTES ARE AUTHORIZED BY DR. JULISA VASQUEZ PASACHE, ATTORNEY, REGISTERED WITH THE LIMA BAR WITH THE NUMBER: 58641.-AN ILLEGIBLE SIGNATURE.

INSERT.

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LOCATION LAYOUT

Av. Mariscal Nieto
A
B
C
D
34.07
AREA: 2012.14 m2
Perimeter: 190.47 m
37.23
56.67
32.48
COLEGIO EMBLEMATICO
NACIONAL KARI WEISS
SHOPPING CENTER
VIALA-A AV SECTION, MARISCAL NIETO

LOCATION PLAN

ZONING	: INTERDISTRICT COMMERCE-C9
STRUCTURE AREA	:
DEPARTMENT	: LAMBAYEQUE
PROVINCE	: CHICLAYO
DISTRICT	: CHICLAYO
URBANIZATION	: CAMPODONICO
STREET NAME	: AV. MARISCAL NIETO
PROPERTY No.	: No. 480
BLOCK	:
LOT	:
SUB-LOT	:

PROP SIGNATURE:	SIGNATURE AND PROJECT SEAL: [signature] [stamp:] JENNER ANTONIO MATTA BAUTISTA CIVIL ENGINEER REG. CIP: 206442

PROJECT: CHICLAYO CLINIC II-1

PLAN: LOCATION AND LOCATION PLAN

SCALE:	DATE:	OVERLAY:
INDICATED	OCTOBER 2019	U-01

REGULATORY TABLE

PARAMETERS	REGULATORY	PROJECT
USES	[illegible text]	[illegible text]
TARGET DENSITY	[illegible text]	
COEF. OF BUILDING	[illegible text]	[illegible text]
% OPEN AREA	[illegible text]	[illegible text]
MAXIMUM HEIGHT	[illegible text]	[illegible text]
MINIMUM SETBACK		
Front	[illegible text]	[illegible text]
Side		
Subsequent		
FACADE ALIGNMENT	[illegible text]	[illegible text]
REGULATORY LOT AREA	[illegible text]	[illegible text]
MINIMUM REGULATORY FRONT	[illegible text]	[illegible text]
# PARKING	[illegible text]	[illegible text]

AREA CHART (m2.)

FLOORS/ LEVELS	DECLARED AREAS						
	Existing	Demolition	New	Expansion	Remodeling	Partial	TOTAL
BASEMENT 2	---	---	1389.92m^2	---	---	---	1389.92m^2
BASEMENT 1	---	---	2023.08m^2	---	---	---	2023.08m^2
FLOOR 1	---	---	1661.92m^2	---	---	---	1661.92m^2
FLOOR 2	---	---	1661.92m^2	---	---	---	1661.92m^2
FLOOR 3	---	---	1399.28m^2	---	---	---	1399.28m^2
FLOOR 4	---	---	1399.26m^2	---	---	---	1399.26m^2
FLOOR 5	---	---	1399.12m^2	---	---	---	1399.12m^2
FLOOR 6	---	---	1399.12m^2	---	---	---	1399.12m^2
FLOOR 7	---	---	1390.12m^2	---	---	---	1390.12m^2
FLOOR 8 (ROOF)	---	---	96.57m^2	---	---	---	96.57m^2
PARTIAL AREA							13820.33m^2
TOTAL ROOFED AREA							13820.33m^2
CLINIC GROUND AREA (P.R.: 11350972)							2012.14m^2
OPEN AREA ON CLINIC GROUNDS							350.22m^2
AREA INTENDED FOR PARKING AREA (P.R.: 11350972)							2596.59m^2

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[logo:] auna IDP

INSERT.

DESCRIPTION REPORT

DRAFT

PROJECT

“AUNA CHICLAYO CLINIC”

Doc Cod: PR604-008_CONC_MEM_INST

REV.	DESCRIPTION	PERFORMED BY	REVIEWED BY	APPROVED BY (IDP)	APPROVED BY AUNA	DATE
A	Internal Issue
B	Customer Issue
0	Construction/Municipal Issue

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

CONTENTS

1.	GENERAL DATA

	1.1	THE LAND

	1.2	CONTRACTOR AND/OR CONSULTANT

	1.3	OWNER ENTITY

	1.4	LOCATION

	1.5	BUILDING URBAN PARAMETERS

2.	OBJECTIVES

3.	SCOPE

4.	REGULATORY FRAMEWORK

5.	BACKGROUND

6.	CONDITIONS

	6.1	TOPOGRAPHY

	6.2	BASIC SERVICE AVAILABILITY

	6.3	URBAN ENVIRONMENT

	6.4	CLIMATE

7.	CATEGORIZATION

8.	ARCHITECTURE PROJECT

	8.1	PROJECT OBJECTIVES

	8.2	DESIGN CRITERIA

	8.3	PROJECT INTERVENTION

9.	ARCHITECTURAL DESIGN CONCEPT

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

10.	ARCHITECTURAL APPROACH

	10.1	REGULATORY CRITERIA

	10.2	PROJECT INTENTION

	10.3	ZONING PROPOSAL CRITERIA

	10.4	FINISHES

	10.5	PROVISION OF SERVICES

11.	FLOW AND ACCESSES

	11.1	FLOWS

	11.2	ACCESSES

12.	ARCHITECTURAL SCHEDULING

13.	SPECIFIC SAFETY ASPECTS

	13.1	GENERAL PROJECT CHARACTERISTICS

	13.2	DISTRIBUTION AND INTERNAL ORGANIZATION

	13.3	ENTRANCES AND FLOW

	13.4	RISK TYPES

	13.5	SEISMIC SAFETY MEASURES

	13.6	HORIZONTAL AND VERTICAL CIRCULATION IN CASE OF EARTHQUAKES

	13.7	EVACUATION ROUTES AND SIGNAGE

	13.8	DETERMINING RISK TYPE

	13.9	DETERMINING CAPACITY

	13.10	EVACUATION MEANS

	13.11	CALCULATION OF EVACUATION MEANS - (STAIRCASES AND DOORS)

	13.12	EVACUATION CALCULATION

	13.13	FIRE DETECTION, ALARM AND EXTINGUISHING SYSTEMS

	13.14	CONCLUSION

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

1.	GENERAL DATA

1.1.	THE LAND

The project called “AUNA Chiclayo Clinic II-I” is located at Av. Mariscal Nieto Na 480 Campodonic Urbanization, District of Chiclayo, Province of Chiclayo, Department of Lambayeque. The lot is in the future expansion of Sector E located in the Zone (CC) Commercial Corridor (Cl) Interdistrict Commerce C9; and in accordance with the Land Use Compatibility Chart according to Municipal Ordinance No. 004-2016-MPCH /A requested by Mr. Luis David Castro Zapata and approved in the REG. DOC. No. 364295-2018 REG. FILE No. 200907-2018 certificate No. 023-2018—USE AND ALIGNMENT COMPATIBILITY by the Municipality of Chiclayo COMPATIBLE for the OPERATION of a General Private Clinic H3, and with following characteristics:

• On the front	:	It has a dimension of 34.07m with Av. Mariscal Nieto.
• On the right	:	It has a dimension of 66.68 m, with the lot belonging to the Colegio Nacional Kari Weiss.
• On the left	:	It has a dimension of 57.25 m, with the lot belonging to third parties Centro Comercial Boulevard.
• In the back	:	It has a dimension of 32.48 ml with the lot belonging to third parties ONP Lambayeque Service Center.

The coordinates of the lot are as follows:

Source: Cabinet preparation

CORNER	X (m.) N	Y (m.) E
A	629,401.80	9,751,364.54
B	629,400.44	9,251,307.31
C	629,432.88	9,251,305.66
D	629,434.97	9,251,372.30

SIDE	DIMENSION
AB	57.25 m.
BC	32.48 m.
CD	66.67 m.
DA	34.07 m.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

The area of the land corresponds to 2012.14 m2, in accordance with Registration Entry No. 11350972; land that is currently totally free and clear: free of charges, mortgages and encumbrances. The covered area of the project corresponds to 13820.33 m2.

1.2.	CONTRACTOR AND/OR CONSULTANT

IDP, CONSULTORA DE INGENIERÍA, MEDIO AMBIENTE Y ARQUITECTURA SAC

TIN 20600470150

CAMINO REAL N° 348, TORRE EL PILAR, SAN ISIDRO, LIMA

1.3.	OWNER ENTITY

GSP GENERAL SERVICES SAC

TIN

REPUBLICA DE PANAMÁ 4575, LIMA, LIMA, SURQUILLO

1.4.	LOCATION

• Department	: Lambayeque

• Province	: Chiclayo

• Locality	: Chiclayo

• Urbanization	: Campodonic

• Address	: Av. Mariscal Nieto No. 480.G

1.5.	BUILDING URBAN PARAMETERS

The municipality of Chiclayo has issued the following information (see annex):

• Zoning	INTERDISTRICT COMMERCE C9

• Compatible uses	H3 private clinical compatible

• Facade alignment	EXISTING

• Maximum and minimum building coefficients	4.90

• Minimum percentage of open area	NOT REQUIRED

• Maximum and minimum building height expressed in meters	21 M

• Maximum building height expressed in number of floors	7 M

• Setback	2M

• Net density expressed in inhabitants per hectare	NOT REQUIRED

• Parking requirements for each of the permitted uses	NOT REQUIRED

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

2.	OBJECTIVES

The purpose of this document is to bring the Architecture considerations for the AUNA Chiclayo Clinic that must be considered in the development of the Technical File, defining applicable standards and criteria, design parameters, and general guidelines that will help the optimal design according to the characteristics of the project.

3.	SCOPE

The basic design criteria establish the minimum technical requirements, parameters, and conditions that must be met in the design of the Chiclayo clinic, in this case included for Level ll-l Care, in accordance with “Technical Health Standard No. 110-MINSA /DGIEM—Infrastructure and Equipment of Health Establishments of the Level Two Care”, the National Building Regulations and other Technical Standards of the Sector and refer to them.

4.	REGULATORY FRAMEWORK

•	Technical Health Standard No. 110-MINSA /DGIEM - Infrastructure and Equipment of Health Establishments of the Level Two Care.

•	National Buildings Regulation, approved by Supreme Decree No. 011-2006-VIVIENDA (Housing) approved on May 8, 2006 and published on June 8, 2006.

•	Technical Standard Categories of Health Sector Establishment. MINSA October 2006.

•	Specific technical standards of Specialized Health Units - MINSA.

•	Identification and Signage Standards of Health Establishments. MINSA.

•	Technical Standard No. 0021-MINSA /DGSP V.01 “Categories of health sector establishments”.

•	Guidelines for Architecture and Equipment Projects of the Surgical Center and Outpatient Surgery. MINSA.

•	Technical Standards for Architecture and Equipment Projects of Emergency Units in Health Establishments. MINSA July 2000.

•	Technical Standards of the Anesthesiology Services. MINSA June 2005.

•	Technical Standards of Intensive and Intermediate Care Services. MINSA June 2005.

•	List of Basic Biomedical Equipment for Health Establishments. MINSA July 2005

•	Technical Standards for the Construction of Health Establishments.

•	Rules and procedures for accreditation of health establishments—MINSA.

•	Law 27050 General Law of Persons with Disabilities and Standards for the Design of Elements / Support for Persons with Disabilities - MINSA.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

•	Rules on risk mitigation considerations in the event of any disaster in terms of organization, function, structure (OPS, Civil Defense and others).

•	Civil Defense Security Technical Inspections Regulation, in force.

5.	BACKGROUND

The project corresponds to a General Private Clinic belonging to the AUNA group, located at the corner of Av. Mariscal Nieto No. 480, Campodonic Urbanization, of the district of Chiclayo, Province of Chiclayo, Department of Lambayeque, which has a land area of 2,012.14 m2, according to Public Records Entry No. 11350972 (See Annex), located in the area (CC) Commercial Corridor (Cl) Interdistrict Commerce C9.

The clinic at this stage of the project will have 30 offices + 7 local, 12 Observation Room boxes in the Emergency Unit, 3 surgery rooms and one surgical procedure room, 1 Obstetric Center, 9 cribs in Neonatology, 62 inpatient beds, 6 Intensive Care Unit (ICU) boxes, 5 posts for Chemotherapy, Pharmacy, Laboratory, Magnetic Resonance Imaging Service, Tomography, Ultrasound, Mammography, X-rays, Sterilization plant, Type I blood bank, Physical Medicine and Rehabilitation, Nutrition Zone, Vending, mortuary and miscellaneous services for staff.

VERTICAL ZONING PLAN

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

6.	CONDITIONS

6.1.	TOPOGRAPHY

Below are transcribed portions of the content of the Survey Report that was made on the land where the future health establishment will be located. The complete Topographic Study is attached as an annex.

The topographic survey area of the property located at Calle Mariscal Nieto no. 480 of the district of Chiclayo province of Chiclayo department Lambayeque

It is located as follows:

Department	: Lambayeque

Province	: Chiclayo

District	: Chiclayo

Street	- Mariscal Nieto

The project area is located at an altitude of approximately 30,992 masl.

1.2.1	Terrain features

The land of the study area is flat with minimum slopes, which make it possible to walk through the site.

There is no vegetation present, the entire land area is made of soil which facilitates pedestrian traffic throughout the educational institution

A project is located on Calle Mariscal Nieto No. 480 in the Chiclayo District in the Province of Chiclayo

2.1	Acknowledgment of the study area.

2.1.1	Description of the terrain in Altimetry and Planimetry

The land is flat within and around its boundaries.

The project area comprises an area of 2,012.14 m2.

2.1.2	Description of existing elements in the field.

•	OF THE PROPERTY LOCATED ON CALLE MARISCAL NIETO No. 480 CHICLAYO

On the grounds of the project, the infrastructure is in bad condition.

6.2.	AVAILABILITY OF BASIC SERVICES

The scope of Influence of the Project is located within the urban core of the city of Chiclayo, in a consolidated area of the same with all the basic services. The land intended for the project is located at the front access with public lighting poles, a substation within its limits and in service, which would supply the future Hospital. Information has been requested from the corresponding Electric Service company in order to receive the information necessary to ensure its proper functioning.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

With respect to the water and drainage network, the processing of the service feasibility is pending, with networks in the area that will guarantee supply.

6.3.	URBAN ENVIRONMENT

As for its immediate environment, the new hospital is planned to be adapted to the morphology of the land and its established environment.

Vehicle circulation, restricted to ambulances, has been designed to improve functionality without interference with each other (to emergencies and services) and the minimum possible pedestrian traffic. Pedestrian traffic and its relationship to the environment have also been addressed; access has been marked by a large pedestrian area, covered and landscaped, which frames the accesses to the hospital.

6.4.	CLIMATE

Chiclayo’s climate is warm, desert, and oceanic. The annual mean maximum and minimum temperature (period 1950-1991) is 26.3°C and 20.9°C, respectively.

The annual cumulative mean precipitation for the period 1950-1991 is 29.6 mm. The weather varies with the occurrence of El Niño phenomenon, mainly precipitation. For example, from August 97 to July 98, a record historical value of 402 mm was reached and in the same period 82/83, 240 mm was recorded. There is a 9 mm difference in precipitation between the drier and wetter months. The variation in temperatures throughout the year is 6.5°C.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

CHICLAYO MONTH-TO-MONTH TEMPERATURE

	January	February	March	April	May	June	July	August	September		October	November	December
Average temperature (°C)	24.7	25.3	25.6	24.2	22.6	20.8	19.7	19.2	19.1		20	20.8	23
Temperature min. (°C)	19.6	20.4	20.4	19.2	17.9	16.4	15.3	14.8	15.4		15.4	16	17.5
Max temperature (°C)	29.8	30.3	30.9	29.3	27.4	25.3	24.2	23.7	22.8		24.7	25.6	28.5
Average temperature (°F)	76.5	77.5	78.1	75.6	72.7	69.4	67.5	66.6	66.4		68.0	69.4	73.4
Temperature min. (°F)	67.3	68.7	68.7	66.6	64.2	61.5	59.5	58.6	9.7	[sic]	59.7	60.8	63.5
Max temperature (°F)	85.6	86.5	87.6	84.7	81.3	77.5	75.6	74.7	73.0		76.5	78.1	83.3
Precipitation (mm)	2	3	9	3	1	0	0	0	0		1	1	1

7.	CATEGORIZATION

With this Project, a categorization ll-l is intended for the new Clinic, taking into account the services that are required. To this end, the provisions of Technical Health Standard No. 110-MINSA / DGIEM—Infrastructure and Equipment of Health Establishments of Level Two Care were addressed.

8.	ARCHITECTURE PROJECT

8.1.	PROJECT OBJECTIVE

The objective of the project is to develop a modern and adequate infrastructure and equipment in accordance with the services and requirements of a health establishment of this level of completion.

The Project seeks the most convenient and technical solution, which guarantees the stability and durability of the proposed infrastructure and its equipment in compliance with the goals indicated by the property.

8.2.	DESIGN CRITERIA

For the development of the project, the following criteria have been applied:

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

•	Accessibility

In all places, staff, patients, and visitors, especially those with disabilities, must have easy access in and out.

•	Circulation and Flow Control

The circulation of pedestrians are simple and clearly defined, aimed at the target areas taking into account the flow of outpatients, inpatients, visitors, medical personnel and the circulation of supplies, maintenance material, food, cleaning, and waste. Flow follows the internal circulation systems in each work area, allowing the greatest efficiency and adapting the useful areas to the actual needs.

•	Safety

In addition to the general safety measures applicable to all types of buildings. In the case of hospitals, the protection of hospital property and assets, including drugs and medications, and the protection of patients and staff of the health establishment must be considered.

•	Lifelines and Maintenance

Physical infrastructure and lifelines are easy to clean and maintain, ensuring aseptic and biosafety conditions in spaces that require it.

•	Adaptability for future changes

The Project is characterized by its ability to adapt to changes in use. Interior distribution areas may be suitable for other needs as drywall partitions will be used. Regarding the record of installations for support services areas or wet areas, false ceilings with removable tiles and for public areas, false ceilings (without joints) with localized register doors will be used. Finally, ducts and a technical facility room centralized to the volume are proposed where the facilities will branch out to convenient areas. In other terms, fully flexible zoning is proposed, due to its ability to adapt to possible future changes.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

8.3.	PROJECT INTERVENTION

The development of the architectural project is adapted to the criteria proposed in the Functional Program and the Architectural Medical Program. Given the specific characteristics of this project, the new building development project is proposed as a comprehensive project to meet the current requirements of the new AUNA Health establishment. The works to be developed are grouped into the following types:

•	Intervention Level 1: New Work

The approach to the architectural proposal is to establish the order and relationship between the functional units of the Level ll-l Care Clinic, invigorating its functionality in accordance with new techniques and equipment according to its level of completion, developing a concept of spatial integrality between the type of care and the user, facilitating joint functionality and operability.

•	Equipment

For this stage, a type of biomedical equipment is identified that must be coordinated during its installation stage in the project execution process, such as the Imaging Service for the Tomography and Magnetic Resonator equipment, which due to its operational and size conditions it requires installation with the participation of the supplier.

9.	ARCHITECTURAL DESIGN CONCEPT

The project concept is comprehensive by means of a design that allows the integration and assimilation of partial conditions of each of the factors that are managed, land, orientation, property needs, application regulations, etc. The project is carried out using the current Technical Health Regulations corresponding to second level care, the National Building Regulations (NER), and other local or international industrial competence standards.

•	The terrain is an irregularly shaped polygon with virtually no slope.

•	The land is away from areas subject to erosion of any kind, slopes, landslides, geological faults, etc. and has, according to the soil mechanics studies carried out, the necessary load capacity.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

10.	ARCHITECT APPROACH

10.1.	REGULATORY CRITERIA

The Architectural Proposal has been proposed following the design criteria defined in the Technical Health Standard N’110 corresponding to the Level II of care of the Ministry of Health (MINSA), the Urban Parameters of the MPCH and the National Building Regulations (RNE), in accordance with the following rules and their updates.

•	Standard A.010: General Design Conditions

•	Standard A.050: Health

•	Standard A.080: Offices

•	Standard A.120: Disability and Senior Accessibility

•	Standard A.130: Building Safety Requirements.

10.2.	PROJECT INTENTION

It is proposed to have the maximum meters of façade to be able to have the necessary lighting and ventilation, which is why an “H” shaped building has been proposed that, as shown in the plans, achieves that objective and provides the new construction with the best solution in terms of lighting and ventilation for the different environments that will make up the final architectural program.

The building is built of seven levels, two basement levels and a rooftop as defined in the urban parameters of the Municipality of Chiclayo.

On the other hand, the aim is to design the new building taking into account the interest shared with the client in relation to patient care, which is after all the main user of the facilities being proposed. Likewise, the necessary conditions are generated for the proper functioning of healthcare personnel, physicians and nurses, assistants, and maintenance personnel, also users of the Clinic, without which it would be impossible to understand the correct functioning of the Clinic.

Taking into account the above, the design team’s approach is based on providing a building that, due to the conditions of the land, is experienced from the inside, with a series of spaces that modulate, both vertically and horizontally, the entry of light and the generation of open spaces that establish a visual and spatial level with the adjoining spaces. These spaces seek, with their design (semi-rigid green areas), to make the building a pleasant place for the user, which in some way reduces the tension associated with illness and physical deficiency.

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10.3.	ZONING PROPOSAL CRITERIA

As cited above, the health establishment corresponds to Level Two Care, which under the requirements of the provision of services by the client, sought to comply with the requirements established in the current local regulations for a center of this type. In this sense, the location of the different UPSS (Unidades Productoras de Servicios de Salud [Health Services Production Units]) and services for each floor is indicated, seeking to respond to each of the locational, occupational, and functional relationship needs.

FLOOR	UNITS
BASEMENT 2	Tanks, technical floor with insulators.

BASEMENT 1	Imaging, General Storage, Gas Centers, Dirty and Clean Clothing, Pharmacy Drug Receipt, Sterilization Station, Cadaver Storage and Mourner Care Area. Clinical Pathology and Type 1 Blood Bank.

FLOOR 1	Emergency, Pharmacy, and Hospital Admission UPSS. Blood sampling department.

FLOOR 2	Surgical Center, ICU and Digestive Procedures UPSS (High and Low Endoscopy)

FLOOR 3	Gynecology and Obstetrics UPSS, Neonatology Department, Chemotherapy Rooms. Cafeteria service and various consultations associated with gynecology and others compatible.

FLOOR 4	UPSS Outpatient and Medical Management.

FLOOR 5	Hospitalization UPSS.

FLOOR 6	Hospitalization UPSS.

FLOOR 7	Data Management and Administration Services, Staff Comfort Area, Nutrition and Dining Area, and Physical Medicine and Rehabilitation Services.

On the other hand, according to the distribution of the UPSS cited, public spaces are proposed that allow social interaction and rest for those at the establishment, considering that many of these visitors spend long hours or in worrisome conditions inside. All these spaces have comfort and permanence concepts according to the type of use and length of stay.

•

Located on level 1, next to the admissions and sampling service waiting room is an open, landscaped space that extends the waiting room virtual space and provides it with natural lighting and ventilation. The user of the area can access it and be in a more relaxing environment than that of a hospital waiting room.

•

At Level 3 of the Clinic, a plan is made aimed at achieving a large socialization and lounge area that brings together the areas in which family members and patients (if their physical condition allows it) can find relaxing and tranquil areas. It is the floor where the maternity, gynecology and services area are located, which are usually situations of happiness and relaxation for patients and family members.

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•

However, other situations have been taken into account in which the patient may be in a condition of weakness, physical and emotional, caused by cancer diagnosis and treatment. We are referring to the patients who have to go to the center to be treated with chemotherapy procedures. These patients have to spend usually a long time being treated and usually consigned to impersonal and unmotivating rooms. Within the interest of prioritizing patient care and treatment that both our client and we share, an area has been designed at this level in which these patients can enjoy the views of landscaped outdoor spaces and the area of with the most socialization within the hospital, trying to bring them some joy in order to help them with their personal struggle. Architectural mechanisms that give them the privacy they also need for more and better comfort will be sought, too.

Finally, the building has four distinct accesses: One drive-thru (logistics), Trauma Shock, Outpatient Access and Emergencies, and one for family and visitors. In order not to mix the flows, access has been sought for healthcare personnel that does not interfere with the public area of the building.

It has worked very satisfactorily with the Client and the different areas of support, up to leading to the closure of this conceptual design stage.

10.4.	FINISHES

The finishes of this health establishment will correspond to the requirements established in the Technical Health Standard No. 110-MINSA / DGIEM - Infrastructure and Equipment of Health Establishments of the Level Two Care that favor the asepsis and biosafety conditions that any health center of these characteristics requires. These will be applied on floors, against baseboards, baseboards, walls, false ceilings, and MT ceilings both indoors and outdoors.

The client’s high interest in always conveying an image of thoughts focused on the comfort of the client allows for the use of very good quality finishes as well as furniture, so this combination allows for the very pleasant spaces for users. (See Annex)

10.5.	PROVISION OF SERVICES

With regard to the UPSS included in the establishment, previously cited in section 10.3, a provision of services is established for both public and healthcare use areas calculated according to the number of occupants of each unit and the criteria established in No. 110-MINSA /DGIEM for Health Care Level infrastructures. (See Annex).

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

11.	FLOW AND ACCESSES

11.1.	FLOW

Pedestrian traffic within the building is longitudinal and vertical, given the shape of the terrain and the architectural approach adopted. The following flow is considered inside the building:

•	Personnel flow:

Access for personnel, along with emergency access, is independent of the rest and aimed at elevators for healthcare use so as not to congest the vertical flow of outpatient and patients.

•	Flow of Services:

With the land having a single façade, the flow of services is channeled through the Basement 1, through the parking area, seeking to ensure that interference with the rest of the clinic flow is at a minimum.

•	Public flow (outpatient and visitors)

For outpatient and visitor use. Outpatients’ access is from the street and differentiated from other accesses, using landscaped areas that limit such access and direct them to the building’s main access. Emergencies are accessed through the emergency hall, with separate access, as shown in the plans.

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11.2.	ACCESSES

•	Pedestrian

The main patient pedestrian access is distributed on the first floor where hospitalization Admissions and outpatient consultation referral is located, on the one hand, and Emergency, with clearly differentiated accesses on the other. Pedestrian access to healthcare and administrative personnel starts on floor 1, diverting this flow to elevators for internal use in the hospital so as not to interfere with those of external personnel.

•	Vehicles

•

Vehicle access is via Calle Mariscal Nieto, the only façade of the lot, at the left area of the general access. For this purpose, the location of parking is projected to give access to level -1 (Basement 1) and from there leads to the different areas for each of the outpatient services provided.

•

The land, due to its dimensions and geometry, in addition to the existence of water table, does not allow for locating parking spaces within its area, which is why a parking area will be located on nearby land to meet the needs of the hospital and its personnel and visitors.

12.	ARCHITECTURAL SCHEDULE

The Architectural Schedule was based on the criteria established in the Technical Health Standard No. 110-MINSA / DGIEM - Infrastructure and Equipment of Health Establishments of Level Two Care, taking into consideration the Accessibility criteria of the RNE in its Standard A.120 and Building Security of Standard A.130, as well as standards referring to the industry and the Functional Units. (See annex)

13.	SPECIFIC SAFETY ASPECTS

13.1	GENERAL PROJECT CHARACTERISTICS

Common Areas in BASEMENT 2

•	1 Evacuation Staircase (No. 3) with Compartmentalized Fire-Resistant, Pressurized Previous Lobby with Refuge Area, Machine Room and Cisterns.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

Common Areas in BASEMENT 1

•

2 Public Elevators, 2 Bed Lift Assistance Elevators, 1 Forklift, 1 Medication Elevator, 2 Integrated Evacuation Staircases (No. 1 and No. 2) without Lobby, Compartmentalized, Pressurized, and Fire Resistant and 1 Staircase (No. 3) Evacuation Area with Fire-Resistant, Pressurized, Pre-Compartmentalized Lobby, 2 Refuge Areas for People with Disabilities, and one for Stretchers, 2 Main Technical Corridors, Waiting Room, 1 Storeroom, 8 Warehouses, and 2 Bathrooms.

Common Areas on FLOOR 1

•

3 Public Elevators, 2 Lifts, 1 Forklift, 1 Medication Elevator, 2 Integrated Evacuation Staircases (No. 1 and No. 2) without Lobby, Compartmental, Pressurized, and Fire Resistant and 1 (#3) Fire Resistant Pre-Compartmentalized Lobby Evacuation Staircases, Pressurized, 2 Areas of Shelter for People with Disabilities and one for Stretchers, 3 Main Technical Brokers, 2 Waiting rooms, 1 Pharmacy Warehouse, 4 Bathrooms and 2 Bathrooms for people with disabilities.

Common Areas on FLOOR 2

•

3 Public Elevators, 2 Staircases (No. 1 and No. 2) Integrated Evacuation without Lobby, Compartmentalized, Pressurized, and Fire-Resistant and 1 Staircases (No. 3) Evacuation with Pre-Compartmentalized Fire-Resistant Lobby, Pressurized, 2 Refuge Areas for Persons with Disabilities and one for Stretchers, 3 Main Technical Runners, 1 Waiting Room, 4 Warehouses, 2 Storage Rooms and 4 Bathrooms.

Common Areas on FLOOR 3

•

3 Public Elevators, 2 Staircases (No. 1 and No. 2) Integrated Evacuation without Lobby, Compartmentalized, Pressurized, and Fire-Resistant and 1 Staircases (No. 3) Evacuation with Pre-Compartmentalized Fire-Resistant Lobby, Pressurized, 2 Refuge Areas for Persons with Disabilities and one for Stretchers, 3 Main Technical Runners, 2 Waiting Rooms, 4 Warehouses, 2 Storage Rooms, and 2 Bathrooms.

Common Areas on FLOOR 4

•

3 Public Elevators, 2 Staircases (No. 1 and No. 2) Integrated Evacuation without Lobby, Compartmentalized, Pressurized, and Fire-Resistant and 1 Staircases (No. 3) Evacuation with Pre-Compartmentalized Fire-Resistant Lobby, Pressurized, 2 Refuge Areas for Persons with Disabilities and one for Stretchers, 3 Main Technical Runners, 5 Waiting Rooms, 4 Warehouses, 2 Storage Rooms and 3 Bathrooms.

Common Areas on FLOOR 5

•

3 Public Elevators, 2 Staircases (No. 1 and No. 2) Integrated Evacuation without Lobby, Compartmentalized, Pressurized, and Fire-Resistant and 1 Staircases (No. 3) Evacuation with Pre-Compartmentalized Fire-Resistant Lobby, Pressurized, 2 Refuge Areas for the Disabled and one for Stretchers, 3 Main Technical Runners, 1 Waiting Room, 4 Warehouses, 2 Storage Rooms and 4 Bathrooms.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

Common Areas on FLOOR 6

•

3 Public Elevators, 2 Integrated Evacuation Staircases (#1 and N22) without Lobby, Compartmentalized, Pressurized, and Fire Resistant Staircases and 1 (#3) Fire Resistant Pre-Compartmentalized Lobby Evacuation Staircases, Pressurized, 2 Refuge Areas for the Disabled and one for Stretchers, 3 Main Technical Corridors, 1 Waiting Room, 4 Warehouses, 2 Warehouses, and 4 Bathrooms.

Common Areas on FLOOR 7

•

3 Public Elevators, 2 Staircases (No. 1 and No. 2) Integrated Evacuation without Lobby, Compartmentalized, Pressurized, and Fire-Resistant and 1 Staircases (N»3) Pre-Compartmental Evacuation with Fire-Resistant, Pressurized and Shelter Area, 2 Refuge Areas for the Disabled and one for Stretchers, 3 Main Technical Runners, 1 Waiting Rooms, 1 Dining Room, 4 Warehouses, 2 Warehouses and 4 Bathrooms.

Common Areas on FLOOR 8 (ROOFTOP)

•	2 Elevator Rooms, 3 compartmentalized and pressurized Evacuation Staircases, and Duct Exits.

13.2	DISTRIBUTION AND INTERNAL ORGANIZATION

The building consists of 7 FLOORS, Rooftop, and 2 BASEMENTS.

Distributed as follows:

BASEMENT-2 - PUMP ROOM AND CISTERNS

BASEMENT -1 - BLOOD BANK, STERILIZATION CENTER, OUTPATIENT CONSULTATION, PHARMACY, IMAGING (SCAN, RESONANCE, MAMMOGRAPHY, ULTRASOUND), LABORATORIES, WAITING ROOMS, WASTE TREATMENT AND GENERAL SERVICES.

FLOOR 1 - ADMISSIONS, COMMON AREAS, EMERGENCY, PHARMACY, TRAUMATOLOGY, OBSTETRICS, LABORATORIES, GENERAL SERVICES, WAITING ROOMS AND WASTE RECYCLING.

FLOOR 2 - SURGICAL CENTER, ENDOSCOPY PROCEDURES AREA, PREPARATION AND RECOVERY AREAS, INTENSIVE CARE UNIT, WAITING ROOMS, AND GENERAL SERVICES.

FLOOR 3 - OFFICES - CHEMOTHERAPY - LDR, PATIENT MONITORING AND FOLLOW-UP, CAFETERIA, NEWBORN CARE AND LOUNGES.

FLOOR 4 - WAITING ROOMS, OUTPATIENT OFFICES, MEDICAL ADMINISTRATION AND SUB-ADMINISTRATION.

FLOOR 5 - HOSPITALIZATION, GENERAL SERVICES, WASTE RECYCLING

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

FLOOR 6 - HOSPITALIZATION, GENERAL SERVICES, AND WASTE RECYCLING

FLOOR 7 - DINING ROOM, HOSPITAL ADMINISTRATION, REHABILITATION AND PHYSICAL THERAPY, KITCHEN, NURSES’ LOUNGE AREA AND PHYSICIANS; LOUNGE AREA.

FLOOR 8 - (ROOFTOP) - EQUIPMENT, ELEVATOR SHAFTS AND STAIR CASES

13.3	ENTRANCES AND FLOW

13.3.1 Admissions

The building has three horizontal entrances on Floor 1:

1- Public Entrance - Pedestrian to ADMISSIONS AREA

2- Pedestrian Entrance to EMERGENCY UNIT

3- Pedestrian Entrance - (Using the AMBULANCE entrance islet, EMERGENCY UNIT SHOCK TRAUMA AREA)

3.3.2 Flow

All horizontal flows are via public and technical corridors (family members and providers) differentiated care for hospital staff, patients, and visitors, respecting the minimum regulatory widths in the TECHNICAL STANDARD NTS 110-MINSA /DGIEM-V01, and OF THE NNE - NATIONAL REGULATIONS OF BUILDINGS IN ITS CHAPTER A.050 ON HEALTH.

The main vertical flows are carried out through the 2 staircases (one public No. 1 and one public No. 2 Assistance ) which are also compartmentalized, pressurized, and fire resistant evacuation RF: 120 min. (STAIRCASES No. 1 AND No. 2), and a non-integrated exterior No. 3 staircase that faces away from the pressurized evacuation, compartmentalized and also resistant to fire 120 min. ( 2 hours) in cases of evacuation due to fire and evacuation from the hospital in case of threat.

Note: The elevators for exclusive hospital use are elevators that are table-mounted stretchers, of which one of them may also be used supplying medications, clean materials, and food.

It should be noted that on each floor of the hospital has a Pantry for use to receive, prepare, or rapidly heat food to be supplied to each room.

Vehicle entrance is a vertical platform without ramp from FLOOR 1 TO BASEMENT 1, for the purposes of provisions and supplying hospital equipment and material and operating and maintaining min width. 3.40 m.

The vehicle entrance to the emergency unit is via the access island for ambulances with a width of min. 3.60 m.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

13.4	TYPES OF RISKS

The following risks are identified:

a)

EARTHQUAKES (HIGH RISK): The project is located in the coastal area adjacent to the Andes Mountains, which is a highly seismic area. Therefore, the structure of the building will be built to these characteristics; using a structure type provided with columns, tied beams and a seismic foundation with isolators.

b)

FIRE (MODERATE RISK): All buildings herein are subject to the possibility of suffering a fire. In anticipation of this possibility, the necessary precautions must be taken both in the preparation of the architectural infrastructure, as well as in its electro-mechanical and sanitary facilities. All of this must be completed with a safety contingency plan for this purpose. In addition, shelter areas have been created on FLOORS 5 AND 6 of the hospital and other shelter areas have been created on all floors in the evacuation staircases.

In plan SE-01 BASEMENT 2, it is indicated and proposed locating the ACI Cisterna (Water for Extinguishing Fires) with jockey pumps that will feed the Siamese valves, and the sprinklers that will be Water Sprinkler type in Corridors, Warehouses, Storage Rooms, Waiting Rooms and in general, and combined pressure of compressed air sprayed in the areas using sophisticated electromechanical equipment.

c)

ELECTRIC SHOCK RISK (LOW RISK): Any electrical installation involves the possibility of an electric shock to building users. This is avoided with an appropriate electrical - mechanical installation in which the protection and safety described in the R.N.E. are complied with in its entirety; together with a contingency plan and the management by specialized facility personnel.

d)	CONSTRUCTION STAGE (LOW RISK): There may be different risks inherent in constructing a building of this size:

•	Risk of falls

•	Risk of electric shock

•	Risk of heavy equipment handling

e)

FLOODS (HIGH RISK): In Chiclayo, during the el Niño Phenomenon, flooding is common and therefore measures for directing, draining, and pumping should be implemented in the event of this possible, having a contingency plan at the operational and prevention, reaction and response facilities level.

For all potential Warnings, a firefighter phone and voice evacuation system are implemented to comply with the A130 Cap Standard. Vil Art. 84.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

13.5	SEISMIC SAFETY MEASURES

a)	Safety Plan:

•

Architectural elements and safe areas signage in case of earthquakes: It warns guests of the specific places where they can protect themselves quickly and safely in the event of earthquakes, such as structures and areas specially identified for this purpose.

•

Alarms will sound in the event of and during EARTHQUAKE warning to alert personnel that they should go to the safe zones indicated in the plans. Alarms will also sound during possible national drills to prepare and train qualified personnel to act under these circumstances.

•	Evacuation flowchart: Every evacuation has a flowchart in which the safest routes on the property are shown, taking into account all departments and risk areas.

•	Internal building and external building safety area are indicated outside the building.

•

General Instructions to Users in General and Brigades: Indication of the safe area and all the actions to be taken before, during, and after a seismic event will be done in a coordinated manner with the users of the property. All of these actions are specified in the attached safety plan.

b)	In the event of an earthquake, the following safety measures will be taken:

•	Before earthquake: With the respective signage, users will be able to see the internal and external safety areas that are in all respective common areas.

The user must check for their evacuation route indicated on the corresponding signs. These areas must be kept free of obstacles, taking into account where electrical and mechanical installations are located.

The user must comply with safety specifications by assessing the risks of their operational area. Drills will be mandatory and it will always be important to remain calm during the drill as in the event of a real emergency.

•

During earthquake: When the earthquake begins, remain calm and notify the rest of the users. In addition, electrical equipment that may trigger potential fires or explosions and that do not affect the operation of critical units and hospital areas must be disconnected. In the event of people with disabilities, help them as well as any minors, seniors, and inpatients who may fall during the earthquake.

•

After earthquake: When calm has returned, people must disconnect the power supply that may trigger possible fires or explosions and that do not affect the operation of the fundamental units and hospital areas, and those people who are not part of the hospital’s fundamental operation personnel must begin evacuating the building. The maintenance and operation personnel of the hospital must inspect all the facilities, identifying and caring for all persons who may have been affected, as well as reviewing all hospital facilities, structure, and equipment that may have been damaged.

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c)

The structure will be designed with porticos, columns and an anti-seismic foundation structure to prevent the earthquake movement, with anti-seismic isolators as indicated by the Law and National Technical Standard. The entire structure will meet the requirement according to the rules of the R.N.E. for this type of Health establishment.

13.6 HORIZONTAL AND VERTICAL FLOW (IN CASE OF EARTHQUAKES)

EARTHQUAKES: In this case, people will be instructed to take shelter in the safe areas, both exclusive areas and those indicated in common areas, horizontally, as identified for this purpose. They will be told that for no reason should they try to use the elevator in case of earthquakes. Vertical flow for the evacuation of the building must be carried out by means of the evacuation staircases No. 1 and No. 2; staircase No. 3 is not for evacuations but rather is only an alternative escape route in case of the failure any No. 1 and/or No. 2. In case of an EARTHQUAKE, use of the staircases should be avoided if possible and take shelter in the indicated areas near columns and structural cores where life triangles can be generated in the event of failure.

13.6 HORIZONTAL AND VERTICAL FLOW (IN CASE OF FIRES)

FIRE: In the event of a fire, users are expected to evacuate via evacuation staircases No. 1, No. 2, and No. 3 that have been designed as fire and smoke proof; these are compartmentalized and pressurized. The compartmentalized exterior No. 3 staircase, is a fire-resistant, pressurized staircase featuring a handicap and stretcher shelter area. On the first floor, people are prevented from evacuating into the basements by means of a horizontal bar that opens only in the evacuation direction in order to prevent people from becoming confused and continuing downward; this is mandatory on the three staircases (No. 1, No. 2 and No. 3) mentioned.

13.7 EVACUATION AND SIGNAGE ROUTES

Attached are the evacuation and signage plans identifying the protection elements, areas of possible risk exposure for users, evacuation routes per floor, detection, alarms and fire extinguishing elements, and internal and external safe areas.

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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

13.8 DETERMINING THE RISK TYPE

In the case of a medium-sized private health services building without basement parking levels, a MEDIUM type risk will be considered.

13.9 DETERMINING MAXIMUM CAPACITY

The determination of the CAPACITY by levels, evacuation routes, and the entire building has been made considering the occupancy area for projected furniture, as follows:

CAPACITY PER LEVEL

BASEMENT 2:	6P

BASEMENT 1:	187 P

FLOOR 1:	249 P

FLOOR 2:	169P

FLOOR 3:	264 P

FLOOR 4:	291 P

FLOOR 5:	176P

FLOOR 6:	164P

FLOOR 7:	249 P

FLOOR 8 (ROOFTOP):	6 P

TOTAL BUILDING CAPACITY

TOTAL NO. OF PERSONS EVACUATING OR CAPACITY: 1760 P.

NOTE: The calculation of the CAPACITY for the evacuation routes has been carried out on a FURNITURE BASIS, BY ENVIRONMENT, AND COEFFICIENTS FOR PUBLIC AREAS, in accordance with Technical Standard NTS-110, A-130 and A.050 of the RNE on Health.

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CAPACITY PER EVACUATION ROUTE PER LEVEL

All levels of the hospital from the BASEMENT -2 to the top FLOOR have SPRINKLERS, FIRE DETECTION SYSTEMS, ALARMS, AND FIREFIGHTING EQUIPMENT, EVACUATION ROUTES AND SIGNAGE.

FLOORS 5 AND 6 of the hospital also have possible shelter areas of more than 400 m2. (Minimum regulatory area of shelter: 2.8 m2 x evacuation person).

2.8 m2 x 143 persons evacuating = 400.40 m2.

They activate a fire curtain that divides the two wings of the hospital. VIEW PLANS SE-07 and SE-08 or SE-17 and SE-18.

13.10 MEANS OF EVACUATION

The evacuation of the projected building will be carried out by means of 3 Main Evacuation Staircases, one of which faces the outside directly, and the other two are compartmentalized without a lobby, and pressurized.

Elevators are not escape or evacuation routes and are blocked in case of emergencies with exiting on the first floor, and can only be used by firefighters in case of fire.

In the event of an emergency and evacuation, all walls and doors that are part of the escape routes are fire and smokeproof and fire resistant as the standard indicates for these types of buildings TECHNICAL STANDARD NTS 110-MINSA /DGEM- V01, OF THE RNE AND HEALTH SPECIFIC A.0.050, and the A.130.

The same for glass that is part of the escape and evacuation route.

13.11 CALCULATION OF EVACUATION MEANS: STAIRCASES AND DOORS

•	All calculations of door widths, staircases, and corridors have been planned according to RNE A.050, A.010, A.130, A.120 and TECHNICAL STANDARD NTS 110-MINSA /DGEM-V01.

•	No. of Persons Evacuating x 0.008 = minimum width ( STAIRCASES )

•	No. of Persons Evacuating x 0.005 = step width ( DOORS )

Note: It COMPLIES in all cases, see TABLES IN SAFETY REPORT.

	[signature] [stamp:] JENER ANTONIO MATTA BAUTISTA CIVIL ENGINEER REG. CIP. 206442	Page 26 | 27
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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

13.12 EVACUATION CALCULATION

Formula:

TTE = P + TH +D1 +D2+ (NP/NM)

Where:

TTE	= Total evacuation time

P	= Number of total steps of all floors

TH	= Number of meters in horizontal sections (landings)

DI	= Distance from the point furthest from the floor to the staircase.

D2	= Distance from the first step to the closest exit to the street.

NP	= Number of occupants in the building from first to top floor.

NM	= Number of staircase modules.

Considering a single staircase for all evacuating:

TTE = 160 + 59.68 + 59.87 + 19.12 + ( 1458 / 2 ) = 1027.67 sg. = 17.12 min.

Considering a single staircase for all evacuating

Considering the two evacuation staircases and all evacuating:

TTE = 160 + 59.68 + 59.87 + 19.12 + ( 1458 / 4 ) = 663.17 sg. = 11.05 min.

Considering the three evacuation staircases and all evacuating:

TTE = 160 + 59.68 + 59.87 + 19.12 + ( 1458 / 6 ) = 541.67 sg. = 9.02 min.

13.13 FIRE DETECTION, ALARM, AND FIREFIGHTING SYSTEM

The Hospital shall be evacuated in cases of FIRE EMERGENCIES, EARTHQUAKES, confirmed terrorist bomb threat or the entry of armed intruders that threaten people’s lives, or other very exceptional extreme cases that endanger the lives of all occupants, since the building must continue to operate, whenever possible, medically caring for serious injuries that come in, in case of emergencies. The implementation of all preventive measures to detect, alarm and put out any onset of a potential fire that may occur inadvertently have been taken into account. To this end, Smoke and Temperature detectors, alarm systems, horn warnings, buttons, CACI systems to identify, monitor, and control fires, fire extinguishers, as indicated in the signage plans, fire cabinets with hoses, and a sprinkler system throughout the entire Hospital as indicated by the technical health standard and the national building regulations must be installed throughout all rooms in the Hospital.

	[signature] [stamp:] JENER ANTONIO MATTA BAUTISTA CIVIL ENGINEER REG. CIP. 206442	Page 27 | 27
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DESCRIPTION REPORT	AUNA CHICLAYO CLINIC

The implementation of fire walls and doors and smoke in all areas that are part of the evacuation routes is also proposed. RF Walls = 120 min, except in basements, which are RF=180 min. And 3/4 resistance doors on the wall where they are located). The storage rooms and warehouses propose the installation of fire walls and doors and for smoke with RF = 90 min. And 3/4 RF doors for the min. fire resistance of their walls.

Evacuation staircases No. 1 and No. 2 according to INDECI plans are compartmentalized and pressurized with shelter areas so that disabled people and those on stretchers can be rescued by firefighters. Staircase No. 3 is compartmentalized, but not pressurized and is the only staircase considered as an alternative escape route in case of failure of any of the above mentioned. All are equipped with detection, alarm, and firefighting systems such as emergency lights, buttons, horns, fire hose cabinets, and photoluminescent and strobe signage.

The plans also indicate the safe areas in case of earthquakes and/or assembly points in case of evacuation.

13.14 CONCLUSION

The entire hospital from BASEMENT 2 to FLOOR 7 has SPRINKLER, FIRE DETECTION SYSTEMS, ALARMS, AND FIREFIGHTING EQUIPMENT, EVACUATION AND SIGNAGE ROUTES as required by the TECHNICAL HEALTH STANDARD AND THE NATIONAL BUILDINGS REGULATIONS.

NOTE:

According to the evacuation design and calculations, it is determined that the architectural design COMPLIES with the SAFETY requirements of the National Building Regulations regarding Evacuation Routes, Signage, Proposed Detection, Alarms, and Firefighting Systems, and with the specialty standards of A-130, NFPA-101 and Specific Technical Standard NTS 110-MINSA /DGEM-V01.

INSERTO

I, ALFREDO PAINO SCARPATI, NOTARY OF LIMA, CERTIFY THAT I HAVE SEEN THE BOOK CALLED MINUTES OF THE GENERAL MEETING OF SHAREHOLDERS NO. 4, OF THE COMPANY: ONCOSALUD S.A.C., NOTARIZED ON JUNE TWENTY-SEVEN, TWO THOUSAND SIXTEEN, BEFORE THE NOTARY OF LIMA, DR. RENZO ALBERTI SIERRA, REGISTERED IN THE BOOK OF SAID NOTARY UNDER NUMBER 85632, AND I HAVE VERIFIED THAT THE MINUTES OF THE GENERAL MEETING OF SHAREHOLDERS DATED MARCH TWENTY-EIGHT OF TWO THOUSAND TWENTY-TWO ARE ISSUED ON PAGES ONE HUNDRED NINETY-FIVE TO ONE HUNDRED NINETY-EIGHT OF SAID BOOK, WHOSE IMAGES ARE LISTED BELOW:

	[signature] [stamp:] JENER ANTONIO MATTA BAUTISTA CIVIL ENGINEER REG. CIP. 206442	Page 28 | 27
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Sign Envelope ID: 1C0EAA56-FF5D-4E16-B5C8-2C1DF68343B6

GENERAL MEETING OF SHAREHOLDERS

In the city of Lima, on March 28, 2022, at 10:00 a.m., the following shareholders of ONCOSALUD S.A.C. (hereinafter, the “Company”) came to the notary premises located at Av. Republic of Panama 3461, piso 14, district of San Isidro, province and department of Lima:

•

AUNA SALUD S.A.C., holder of 504,054,721 common shares with a nominal value of S/.1.00 (One and 00/100 Soles) each, fully subscribed and paid duly represented by its General Manager, Mr. Marco Antonio Roca Zegarra, identified with National ID No. 09889450, according to the power of attorney that he submitted and whose copy was ordered to be filed.

•	LUIS FELIPE PINILLOS CASABONNE, identified with National ID No. 10610449, holder of 1 common share of a nominal value of S/.1.00 (One and 00/100 Soles) fully subscribed and paid.

•	JESÚS ANTONIO ZAMORA LEÓN, identified with National ID No. 06505966, holder of 1 common share of a nominal value of S/.1.00 (One and 00/100 Soles), fully subscribed and paid.

TOTAL: 504,054,723 shares, which represent 100% of the voting shares issued by the Company.

CHAIRPERSON AND SECRETARY

Mr. Marco Antonio Roca Zegarra, Identified with National ID No. 09889450, chaired the session and Mr. Luis Felipe Pinillos Casabonne, identified with National ID No. 10610449, acted as secretary of the same; especially appointed unanimously to occupy such positions in this session.

QUORUM AND OPENING

The Chairperson verified that shareholders representing all of the subscribed shares with voting rights of the Company were present, who unanimously expressed their agreement to meet and discuss the matters subject to the agenda; therefore, in accordance with the provisions of Article 120 of Law No. 26887 -General Law of Companies-, the Chairperson declared the Meeting validly convened and installed to discuss the matters subject of the agenda;

AGENDA:

The Chairperson then proposed the following agenda, which was unanimously approved:

1.	Granting Special Powers of Attorney

After that, the Agenda topics were discussed.

1.	Granting Special Powers of Attorney

The Chairperson began the session by stating that, as was known to the shareholders, the Company was carrying out the Radiotherapy Center Project at the AUNA Chiclayo Clinic (hereinafter, the “Project”). Said Project will be financed by Banco Scotiabank Perú S.A.A. (hereinafter, the “Bank”) for which the Bank, as lessor, will sign with the Company, as lessee, a Financial Lease Agreement to finance the construction of the Project (hereinafter the “Agreement”).

Likewise, as a guarantee of the Agreement, various agreements will be signed, including:

(i)

a “Mortgage Amendment” which shall amend the Mortgage Agreement entered into on February 3, 2020, between the Company and the Bank (the “Mortgage Amendment”), and notarized on the same day before the notary public Dr. Alfredo Paino Scarpati, by which it was incorporated, in guarantee of the Company’s obligations under the Clinical FAS (as said term is defined in section (ii) below), a mortgage guarantee on two properties of land owned by the Company located at Av. Mariscal Nieto No. 480. Urbanización Campodónico, District of Chiclayo, Province of Chiclayo and Department of Lambayeque, whose boundaries, perimetric measurements, characteristics and domain are recorded in entry No. 11350972 (product of the accumulation of entries No. 11099471 and No. 11099472) of the Chiclayo Real Estate Registry (hereinafter, the “Land”). Said mortgage is registered in Entry D00001 of the Land entry.

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(ii)

A Surface Agreement whereby the Company shall constitute a surface right in favor of the Bank on the land and on the ground of the given area of the Land on which the Project will be built (hereinafter, the “Surface”).

(iii)

A comprehensive amendment to the Assignment of Rights Agreement initially signed on February 3, 2020, between the Company and the Bank (the “Comprehensive Amendment to the Assignment of Rights”), submitted to Public Deed dated February 3, 2020, before Notary Public Dr. Alfredo Paino Scarpati to guarantee the payment of the obligations arising from Financial Lease Agreement No. 0000037423 signed on February 3, 2020 between the Company and the Bank through which the construction of the AUNA Chiclayo Clinic was financed (hereinafter, the “Clinical CAF”), in the end, among others, to include in the scope of the assignment of rights in favor of the Bank the collection rights and flows generated by the consumer relationships between the clients of the AUNA Chiclayo Clinic and GSP Trujillo S.A.C., in their capacity as operator of said clinic.

(iv)

An addendum to the Surface Agreement initially signed on February 3, 2020, between the Company and the Bank (the Surface Addendum”), submitted to a Public Deed dated February 3, 2020, before Notary Public Dr. Alfredo Paino Scarpati to specify that in view of the accumulation detailed in paragraph (i) above, the surface right registered in Entry No. 11350972 falls on the accumulated Land, as well as specifying the extension of the surface right.

Likewise, on the occasion of the Project, a Fourth Addendum to the Clinical CAF (the “Fourth Addendum”) must be signed, in order, among others, to: (i) increase the amount of the financing of S/ 70,000,000.00 (Seventy million and 00/100 Soles) to the sum of S/ 77,099,936.03 (Seventy-seven million ninety-nine thousand nine hundred thirty-six and 03/100 Soles); and (ii) include GSP Trujillo S.A.C. as substitution lessee, in its capacity as operator of the AUNA Chiclayo Clinic.

In this sense, it is necessary for the interests of the Company to appoint Mr. Vicente Manuel Felipe Checa Boza, identified with National ID No. 09339157, Pedro Castillo Paredes, identified with National ID No. 40299734, and Jaime Enrique Planas Conde, identified with National ID No. 09339530, as special representatives for the signing of the aforementioned documents.

Agreement: After a brief deliberation, the General Meeting of Shareholders unanimously agreed:

To grant special powers to Mr. Vicente Manuel Felipe Czecha Boza, identified with National ID No. 09339157, Pedro Castillo Paredes, identified with National ID No. 40299734, and Jaime Enrique Planas Conde, identified with National ID No. 09339530, so that any of them individually, by signing, and without limit of amount, can:

(i)

Sign the Mortgage Amendment so that the mortgages constituted under the Mortgage Agreement signed on February 3, 2020, between the Company and the Bank also support the obligations of the Company under the Agreement;

(ii)	Constitute a new mortgage guarantee on the Land;

(iii)	Sign the Surface Area;

(iv)	Sign the Comprehensive Amendment to the Assignment of Rights;

(v)	Sign the Surface Addendum;

(vi)	Sign the “Fourth Addendum” to the Clinical CAF;

(vii)	Agree and/or negotiate all the terms and conditions of the documents mentioned in the preceding paragraphs;

(viii)

Sign any other documents or agreements related to or necessary in relation to the aforementioned documents, including, but not limited to, certificates, notifications, communications, requests or any other document necessary to execute, amend, renew, ratify, clarify, rectify, correct, issue, assign, cancel and/or make a public document of the aforementioned documents; and

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Sign Envelope ID: 1C0EAA56-FF5D-4E16-B5C8-2C1DF68343B6

(ix)

Appear before any person or authority, such as a notary, registrars, and any other officials, courts and public authorities or private entities to present any necessary or convenient documents, sign any deeds or documents, whether public or private, and overall, take any action and make any necessary representations or that any of the special proxies granted under this power of attorney that is deemed appropriate in relation to the aforementioned documents, expressly including the registration of documents in the corresponding public registry and the eventual correction of observations made by the public records, if applicable.

There being no further matters to discuss, at 11:00 a.m., the session was adjourned after drafting, reading, approving and signing these minutes by the shareholders as a sign of agreement.

[signature]	[signature]
AUNA SALUD S.A.C P.p. Marco Antonio Roca Zegarra CHAIRPERSON	Luis Felipe Pinillos Casabonne Shareholder - Secretary

[signature]
Jesus Antonio Zamora León Shareholder

I, VICENTE MANUEL FELIPE CHECA BOZA, identified with National ID No. 09339157, in my capacity as General Manager of the company ONCOSALUD S.A.C., registered in Electronic Entry No. 00558907 of the Registry of Legal Persons of Lima, declared that the above signatures correspond to the Shareholders of the Company.

[signature]
VICENTE MANUEL FELIPE CHECA BOZA [stamp] P ON BACK

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[stamp:] NOTARY, RENZO ALBERTI, 198 [logo:] NOTARY PAINO	Av. Aramburú 668 Surquillo, Lima, Peru. Central Phone: 618-5151 alfredo@notariapaino.com.pe www.notariapaino.com.pc

I CERTIFY: THAT THE SIGNATURE ON THE FRONT CORRESPONDS TO: CHECA BOZA VICENTE MANUEL FELIPE, IDENTIFIED WITH NATIONAL ID No. 09339157, WHO SAYS THAT HE IS DULY ENTITLED BY ONCOSALUD S.A.C. AS STATED IN ENTRY NO. 00558907 OF THE REGISTRATION OF LEGAL ENTITIES OF LIMA. THE SIGNATURE IS CERTIFIED, BUT NOT THE CONTENT, FOR WHICH THE NOTARY ASSUMES NO RESPONSIBILITY, IN ACCORDANCE WITH THE PROVISIONS OF ART. 108 OF THE NOTARY ACT.

LIMA, APRIL 12, 2022.

[stamp:] ALFREDO PAINO SCARPATl Notary of Lima [signature]

Verified its legalization scanning the QR code, [stamp] mmxx

THIS IS THE RECORD OF THE MINUTES THAT I SAW AND TO WHICH I REFER IF NECESSARY. IN THE CITY OF LIMA ON APRIL NINETEEN, TWO THOUSAND TWENTY-TWO.

ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

INSERTS

I, ALFREDO PAINO SCARPATI, NOTARY OF LIMA, CERTIFY THAT I SAW THE BOOK NAMED MINUTES NO. 1, OF THE COMPANY NAME: GSP TRUJILLO S.A.C., LEGALIZED ON JANUARY 5, 2012, BEFORE THE NOTARY OF THE LIMA DR. RENZO ALBERTI SIERRA, REGISTERED IN THE BOOK OF SAID NOTARY UNDER NUMBER 44440, AND I HAVE VERIFIED THAT THE MINUTES OF THE GENERAL MEETING OF SHAREHOLDERS DATED MARCH TWENTY-EIGHTH OF TWO THOUSAND TWENTY-TWO ARE ISSUED ON PAGES ONE HUNDRED NINETY TO ONE HUNDRED NINETY-THREE OF SAID BOOK, WHOSE IMAGES ARE LISTED BELOW:

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GENERAL MEETING OF SHAREHOLDERS

In the city of Lima, on March 28, 2022, at 11:00 a.m., the following shareholders of GSP TRUJILLO S.A.C. (hereinafter, the “Company”) appeared at the notary office located at Av. Republic of Panama 3461, piso 14, district of San Isidro, province and department of Lima:

•

GSP INVERSIONES S.A.C., holder of 13,676,935 common shares with a nominal value of S/.1.00 (One and 00/100 Soles) each, fully subscribed and paid, duly represented by its General Manager Mr. Marco Antonio Roca Zegarra, identified with National ID No. 09889450, according to the power of attorney that he submitted and whose copy was ordered to be filed.

•

LUIS FELIPE PINILLOS CASABONNE, identified with National ID No. 10610449, holder of 1 common share of a nominal value of S/. 1.00 (One and 00/100 Soles) fully subscribed and paid, duly represented by Mr. Mauricio Balbi Bustamante, identified with National ID No. 42187524, according to the power of attorney that he submitted and whose copy was ordered to be filed.

•

JESÚS ANTONIO ZAMORA LEÓN, identified with National ID No. 06505966, holder of 1 common share of stock with a nominal value of S/.1.00 (One and 00/100 Soles), fully subscribed and paid, duly represented by Mr. Mauricio Balbi Bustamante, identified with National ID No. 42187524, according to the power of attorney he submitted and whose copy was ordered to be filed.

TOTAL: 13,676,937 shares, which represent 100% of the voting shares issued by the Company.

CHAIRPERSON AND SECRETARY:

Mr. Marco Antonio Roca Zegarra, identified with National ID No. 09889450, acted as Chairman of the session, and Mr. Mauricio Balbi Bustamante, identified with National ID No. 42187524, as secretary, who were unanimously elected to said positions at this Meeting.

QUORUM AND OPENING:

The Chairperson verified that shareholders representing all of the subscribed shares with voting rights of the Company were present, who unanimously expressed their agreement to meet and discuss the matters subject to the agenda; therefore, in accordance with the provisions of Article 120 of Law No. 26887 -General Law of Companies-, the Chairperson declared the meeting validly convened and installed to discuss the matters subject of the agenda:

AGENDA:

The Chairperson then proposed the following agenda, which was unanimously approved:

1.	Granting Special Powers of Attorney

After that, the Agenda topics were discussed.

1.	Granting Special Powers of Attorney

The Chairperson began the session stating that, as was known to the shareholders, Oncosalud S.A.C. (hereinafter, “Oncosalud”) was carrying out the Radiotherapy Center Project at the AUNA Chiclayo Clinic whose operation is under the responsibility of the Company (hereinafter, the “Project”). Said Project will be financed by Banco Scotiabank Perú S.A.A. (hereinafter, the “Bank”) for which the Bank, as lessor, will sign with Oncosalud, as lessee, a Financial Lease Agreement to finance the construction of the Project (hereinafter the “Agreement”).

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Also, in guarantee of the Agreement, various agreements will be signed, among them; a comprehensive amendment to the Assignment of Rights Agreement initially signed on February 3, 2020, between Oncosalud and the Bank (the “Comprehensive Amendment to the Assignment of Rights”), notarized in Public Deed dated February 3, 2020, before a Notary Public, Dr. Alfredo Paino Scarpati to guarantee the payment of the obligations arising from Financial Lease Agreement No. 0000037423 signed on February 3, 2020, between Oncosalud and the Bank through which the construction of the AUNA Chiclayo Clinic was financed (hereinafter, the “Clinical CAF”), in the end, among others, to include in the scope of the assignment of rights in favor of the Bank the collection rights and flows generated by the consumer relationships between the clients of the AUNA Chiclayo Clinic and the Company, in their capacity as operator of that clinic.

Likewise, on the occasion of the Project, a Fourth Addendum to the Clinical CAF must be signed, in order to: (i) increase the amount of the financing of S/ 70,000,000.00 (Seventy million and 00/100 Soles) to the sum of S/ 77,099,936.03 (Seventy-seven million ninety-nine thousand nine hundred thirty-six and 03/100 Soles); and (ii) include the Company as substitution lessee, in its capacity as operator of the AUNA Chiclayo Clinic.

In this sense, it is necessary for the interests of the Company to appoint Mr. Vicente Manuel Felipe Checa Boza, identified with National ID No. 09339157, Pedro Castillo Paredes, identified with National ID No. 40299734, and Jaime Enrique Planas Conde, identified with National ID No. 09339530, as special proxies for the signing of the aforementioned documents.

Agreement: After a brief deliberation, the General Meeting of Shareholders unanimously agreed:

To grant special powers to Mr. Vicente Manuel Felipe Czecha Boza, identified with National ID No. 09339157, Pedro Castillo Paredes, identified with National ID No. 40299734, and Jaime Enrique Planas Conde, identified with National ID No. 09339530, so that any of them individually, by signing and without limit of amount, can:

(i)	Sign the Comprehensive Amendment to the Assignment of Rights;

(ii)	Sign the Fourth Addendum to the Clinical FAS;

(iii)	Agree and/or negotiate all the terms and conditions of the documents mentioned in the preceding paragraphs;

(iv)

Sign any other documents or agreements related to or necessary in relation to the aforementioned documents, including, but not limited to, certificates, notifications, communications, requests or any other document necessary to execute, amend, renew, ratify, clarify, rectify, correct, issue, assign, cancel and/or notarized in public document the aforementioned documents; and

(v)

Appear before any person or authority, such as a notary, registrars and any other officials, courts, public authorities, or private entities to present any necessary or convenient documents, sign any deed or document, whether public or private, and overall, take any action and make any necessary representations or that any of the special proxies appointed under this power of attorney, deemed appropriate in relation to the aforementioned documents, expressly including the registration of documents in the corresponding public registry and the eventual correction of comments made by the public records, if applicable.

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There being nothing further to discuss, at 12:00 p.m., the session was adjourned after drafting, reading, approving, and signing these minutes by the shareholders as a sign of agreement.

[signature]	[signature]
Chairperson Representative of GSP INVERSIONES S.A.C. Marco Antonio Rosa Zegarra	Secretary and Shareholder By Jesus Antonio Zamora León

[signature]
Shareholder By Luis Felipe Pinillos Casabonne

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[stamp:] NOTARY PAINO	AV. ARAMBURU 668 SURQUILLO. LIMA PERU CENTRAL TELEFONICA 618.5151 ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM

ON THIS DATE, I PROCEED TO CERTIFY THE CLOSURE OF THIS BOOK ENTITLED: MINUTES No. 2 BELONGING TO GSP TRUJILLO S.A. CONSISTING OF 192 USEFUL PAGES, PAGES 194 TO 200 HAVE BEEN VOID, I ATTEST.

LIMA, APRIL 7, 2022

[Emblem]	[stamp:] ALFREDO PAINO SCARPATI Notary of Lima

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THIS IS THE RECORD OF THE MINUTES THAT I SAW AND TO WHICH I REFER IF NECESSARY. IN THE CITY OF LIMA ON APRIL NINETEEN, TWO THOUSAND TWENTY-TWO. ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

CONCLUSION.

THIS DEED STARTS ON PAGE NUMBER 12677921 AND ENDS ON PAGE NUMBER 12677944.

FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY ACT, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE ADVISED OF THE LEGAL EFFECTS THEREOF; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED THE CONTENT, SIGNING IT AND DECLARING THAT IT IS A VALID AND TRUE ACT, ALSO STATING THAT THEY KNOW THE BACKGROUND AND/OR TITLES GIVING RISE TO THIS INSTRUMENT, AND ACKNOWLEDGE THE SIGNATURES OF THE MINUTES AS THEIR OWN.

THE GRANTORS EXPRESSLY CONSENT TO THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE THAT THEY WILL BE GIVEN IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 AND ITS REGULATIONS.

I HEREBY STATE FOR THE RECORD THAT WHEN THIS PUBLIC DEED WAS GRANTED, THE CONTROL AND DILIGENCE MEASURES IN THE AREA OF PREVENTION OF MONEY LAUNDERING HAD BEEN TAKEN, AMONG THESE THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH SUBSECTION K) OF ARTICLE 59 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY ACT, AMENDED BY LEGISLATIVE DECREE NO. 1232. TO WHICH EVERYTHING I ATTEST. CASTILLO PAREDES PEDRO, SIGNS, WITH FINGERPRINT, ON BEHALF OF ONCOSALUD S.A.C., GSP TRUJILLO S.A.C. ON APRIL TWENTY, TWO THOUSAND TWENTY-TWO, WITH FINGERPRINT; MONTANI BOLAÑOS ANTONIONI PAOLO, SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A. ON APRIL TWENTY-FIVE, TWO THOUSAND TWENTY-TWO; CARREÑO RUIZ GIANCARLO EDUARDO, SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A. ON APRIL TWENTY-ONE, TWO THOUSAND TWENTY-TWO. AFTER THE SIGNING PROCESS, I SIGN THIS INSTRUMENT ON AUGUST TEN, TWO THOUSAND TWENTY-TWO, ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

IT IS A COPY OF THE PUBLIC DEED THAT IS INCLUDED IN MY RECORD ON APRIL 19, 2022, ON PAGES 79921 - 79944, AND I ISSUE THIS AT THE REQUEST OF THE INTERESTED PARTY, ACCORDING TO LAW.

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This page is blank ANY TEXT THAT IS RECORDED HAS NO VALUE

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